THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MAY 25, 2012

                      CITI MARKET PILOT 2020 FUND (CFTBX)
                      CITI MARKET PILOT 2030 FUND (CFTCX)
                      CITI MARKET PILOT 2040 FUND (CFTDX)

                                    A SHARES

                              INVESTMENT ADVISER:
               CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




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Investment Products     Not FDIC Insured     May Lose Value    No Bank Guarantee
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

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE
CITI MARKET PILOT 2020 FUND
     FUND INVESTMENT OBJECTIVE .............................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   6
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  11
     PORTFOLIO MANAGERS ....................................................  11
CITI MARKET PILOT 2030 FUND
     FUND INVESTMENT OBJECTIVE .............................................  12
     FUND FEES AND EXPENSES ................................................  12
     PRINCIPAL INVESTMENT STRATEGIES .......................................  13
     PRINCIPAL RISKS .......................................................  18
     PERFORMANCE INFORMATION ...............................................  22
     INVESTMENT ADVISER ....................................................  22
     PORTFOLIO MANAGERS ....................................................  22
CITI MARKET PILOT 2040 FUND
     FUND INVESTMENT OBJECTIVE .............................................  23
     FUND FEES AND EXPENSES ................................................  23
     PRINCIPAL INVESTMENT STRATEGIES .......................................  24
     PRINCIPAL RISKS .......................................................  29
     PERFORMANCE INFORMATION ...............................................  33
     INVESTMENT ADVISER ....................................................  33
     PORTFOLIO MANAGERS ....................................................  33
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
  SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ....................  34
MORE INFORMATION ABOUT RISK ................................................  35
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  41
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  44
INVESTMENT ADVISER .........................................................  44
PORTFOLIO MANAGERS .........................................................  47
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  48
SALES CHARGES ..............................................................  52
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  56
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  56
OTHER POLICIES .............................................................  57
DISTRIBUTION OF FUND SHARES ................................................  59
DIVIDENDS AND DISTRIBUTIONS ................................................  60
TAXES ......................................................................  60
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

CITI MARKET PILOT 2020 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2020 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2020 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 52 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------
                                                                            A SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of          4.50%
offering price)
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)     None
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other         None
Distributions (as a percentage of offering price)
------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)            None
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                         A SHARES
--------------------------------------------------------------------------------
Management Fees                                            0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                          0.72%
--------------------------------------------------------------------------------
Shareholder Servicing Fees                                 0.25%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                         0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                       2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                        (0.62)%
Reimbursements
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee             1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ------------------------------
                           1 YEAR          3 YEARS
                       ------------------------------
                            $605            $1,042
                       ------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2020 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2020 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this Prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this Prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:

----------------------------------------------------------------------------------------------
INDEX COMPONENT                                       MARKET SECTOR
----------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                            U.S. equities
----------------------------------------------------------------------------------------------
(2) Vanguard MSCI EAFE ETF                            Developed Markets equity
----------------------------------------------------------------------------------------------
(3) Vanguard MSCI Emerging Markets ETF                Emerging Markets equity
----------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation            Inflation Linked U.S. Treasuries ("TIPS")
    Protected Securities Fund ETF
----------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF          U.S. Fixed Income
----------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund      Commodities
----------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                       U.S. Treasuries
----------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
----------------------------------------------------------------------------------------------

The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.


THE VOLATILITY GLIDE PATH


The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.


The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

            VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2020 INDEX


                  ---------- ------------------------
                               CITI MARKET PILOT
                  JANUARY 1, 2020 TOTAL RETURN INDEX
                  ---------- -----------------------
                     2012               11.76%
                  ---------- -----------------------
                     2013               11.02%
                  ---------- -----------------------
                     2014               10.20%
                  ---------- -----------------------
                     2015                9.30%
                  ---------- -----------------------
                     2016                8.29%
                  ---------- -----------------------
                     2017                7.15%
                  ---------- -----------------------
                     2018                5.88%
                  ---------- -----------------------
                     2019                4.44%
                  ---------- -----------------------
                     2020                2.80%
                  ---------- -----------------------


* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.


The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP20. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track an Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.

          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Fund cannot give any assurance that the Internal Revenue Service will grant such relief.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, and Oscar Loynaz, Chief Investment Officer, have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, FINANCIAL INTERMEDIARY COMPENSATION AND TAXES, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CITI MARKET PILOT 2030 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2030 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2030 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 52 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------
                                                                             A SHARES
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of          4.50%
offering price)
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)     None
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other         None
Distributions (as a percentage of offering price)
-------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)            None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                              A SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                               0.72%
--------------------------------------------------------------------------------
Shareholder Servicing Fees                                      0.25%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                              0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                             (0.62)%
Reimbursements
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                  1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the

     Fund's average daily net assets until May 24, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       -----------------------------
                            1 YEAR        3 YEARS
                       -----------------------------
                             $605         $1,042
                       -----------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2030 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2030 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this Prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this Prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:

--------------------------------------------------------------------------------------------------
INDEX COMPONENT                                          MARKET SECTOR
--------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                               U.S. equities
--------------------------------------------------------------------------------------------------
(2) Vanguard MSCI EAFE ETF                               Developed Markets equity
--------------------------------------------------------------------------------------------------
(3) Vanguard MSCI Emerging Markets ETF                   Emerging Markets equity
--------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected     Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
--------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF             U.S. Fixed Income
--------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund         Commodities
--------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                          U.S. Treasuries
--------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
--------------------------------------------------------------------------------------------------

The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH


The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.


The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

             VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2030 INDEX
                                  (2012-2030)


                  ---------- ----------------------------------
                                    CITI MARKET PILOT
                  JANUARY 1,     2030 TOTAL RETURN INDEX
                  ---------- ----------------------------------
                     2012                16.67%
                  ----------  ----------------------------------
                     2013                16.34%
                  ----------  ----------------------------------
                     2014                16.01%
                  ----------  ----------------------------------
                     2015                15.60%
                  ----------  ----------------------------------
                     2016                15.19%
                  ----------  ----------------------------------
                     2017                14.72%
                  ----------  ----------------------------------
                     2018                14.21%
                  ---------- ----------------------------------
                     2019                13.67%
                  ---------- ----------------------------------
                     2020                13.08%
                  ----------  ----------------------------------
                     2021                12.44%
                  ----------  ----------------------------------
                     2022                11.76%
                  ----------  ----------------------------------
                     2023                11.02%
                  ----------  ----------------------------------
                     2024                10.20%
                  ----------  ----------------------------------
                     2025                 9.30%
                  ----------  ----------------------------------
                     2026                 8.29%
                  ----------  ----------------------------------
                     2027                 7.15%
                  ----------  ----------------------------------
                     2028                 5.88%
                  ----------  ----------------------------------
                     2029                 4.44%
                  ----------  ----------------------------------
                     2030                 2.80%
                  ----------  ----------------------------------

* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP30. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track an Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.

          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Fund cannot give any assurance that the Internal Revenue Service will grant such relief.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, and Oscar Loynaz, Chief Investment Officer, have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, FINANCIAL INTERMEDIARY COMPENSATION AND TAXES, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CITI MARKET PILOT 2040 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2040 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2040 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 52 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------
                                                                              A SHARES
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           4.50%
offering price)
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)      None
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other          None
Distributions (as a percentage of offering price)
--------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)             None
--------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                               A SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                               0.72%
--------------------------------------------------------------------------------
Shareholder Servicing Fees                                      0.25%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                              0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                             (0.62)%
Reimbursements
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                  1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        -----------------------------
                            1 YEAR         3 YEARS
                        -----------------------------
                             $605           $1,042
                        -----------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2040 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2040 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this Prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this Prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:

-----------------------------------------------------------------------------------------------
INDEX COMPONENT                                        MARKET SECTOR
-----------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                             U.S. equities
-----------------------------------------------------------------------------------------------
(2) Vanguard MSCI EAFE ETF                             Developed Markets equity
-----------------------------------------------------------------------------------------------
(3) Vanguard MSCI Emerging Markets ETF                 Emerging Markets equity
-----------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation             Inflation Linked U.S. Treasuries ("TIPS")
    Protected Securities Fund ETF
-----------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF           U.S. Fixed Income
-----------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund       Commodities
-----------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                        U.S. Treasuries
-----------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
-----------------------------------------------------------------------------------------------

The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.



THE VOLATILITY GLIDE PATH


The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.


The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

             VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2040 INDEX


                           ----------  -----------------------
                                          CITI MARKET PILOT
                           JANUARY 1,  2040 TOTAL RETURN INDEX
                           ----------  -----------------------
                              2012             18.87%
                           ----------  -----------------------
                              2013             18.71%
                           ----------  -----------------------
                              2014             18.54%
                           ----------  -----------------------
                              2015             18.36%
                           ----------  -----------------------
                              2016             18.18%
                           ----------  -----------------------
                              2017             17.96%
                           ----------  -----------------------
                              2018             17.73%
                           ----------  -----------------------
                              2019             17.50%
                           ----------  -----------------------
                              2020             17.25%
                           ----------  -----------------------
                              2021             17.00%
                           ----------  -----------------------
                              2022             16.67%
                           ----------  -----------------------
                              2023             16.34%
                           ----------  -----------------------
                              2024             16.01%
                           ----------  -----------------------
                              2025             15.60%
                           ----------  -----------------------
                              2026             15.19%
                           ----------  -----------------------
                              2027             14.72%
                           ----------  -----------------------
                              2028             14.21%
                           ----------  -----------------------
                              2029             13.67%
                           ----------  -----------------------
                              2030             13.08%
                           ----------  -----------------------
                              2031             12.44%
                           ----------  -----------------------
                              2032             11.76%
                           ----------  -----------------------
                              2033             11.02%
                           ----------  -----------------------
                              2034             10.20%
                           ----------  -----------------------
                              2035              9.30%
                           ----------  -----------------------
                              2036              8.29%
                           ----------  -----------------------
                              2037              7.15%
                           ----------  -----------------------
                              2038              5.88%
                           ----------  -----------------------
                              2039              4.44%
                           ----------  -----------------------
                              2040              2.80%
                           ----------  -----------------------

* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP40. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track an Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.

          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Fund cannot give any assurance that the Internal Revenue Service will grant such relief.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, and Oscar Loynaz, Chief Investment Officer, have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, FINANCIAL INTERMEDIARY COMPENSATION AND TAXES, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. Your subsequent investments in a Fund must be made in amounts of at least $500. Systematic planned contributions are required to be at least $100.


If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House (subject to certain account minimums) or by contacting the Funds directly by mail at: Citi Funds, PO Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-CITI-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies, including the Adviser or companies related to the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund or Citi Market Pilot 2040 Fund involves risk and there is no guarantee that any Fund will achieve its goal. You could lose money on your investment in a Fund, just as you could with any investment.

The value of your investment in a Fund is based on the value of the Fund's portfolio holdings. These prices change daily due to economic and other events that affect the markets generally and particular companies and other issuers. This price volatility may be greater or lesser depending on the types of holdings in the Fund's portfolio and the markets in which it trades. The effect on a Fund of a change in the value of a single portfolio holding will depend on how widely the Fund diversifies its holdings.

INDEX FUND RISK - Each Fund seeks to approximately track its designated Index; therefore, the Fund's investments will not reflect the Adviser's judgments about the markets, the economy, or companies. Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK -- A Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects each Fund to invest in securities and other financial instruments that are components of its respective Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of a Fund varying from that of its respective Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase a Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of a Fund may not match the components of its respective Index can also be expected to increase tracking variance. Accordingly, the performance of the Fund can be expected to vary from, and may be significantly lower than, the performance of the Index.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is less than or equal to a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.



ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of each algorithmic-based Index and the Adviser's trading strategies designed to track each Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing each Fund's portfolio.

CONCENTRATION RISK -- Because each Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If an Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. A Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- Each Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by a Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by a Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- Each Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. A Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after a Fund's target year. In addition, there is no guarantee that an investor's investment in a Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of a Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Funds had not commenced operations and as such had no prior operating history by which an investor can evaluate performance. In addition, each Fund seeks to approximate the results of the corresponding Index, each of which is a newly created index. An investment in a Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- Each Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

     INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent a Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the 1940 Act. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. As with ETFs, a Fund will be subject to substantially the same risks as those associated with the direct ownership of the investments held by such products.

     As a shareholder of another investment company or similar product, a Fund relies on that investment company to achieve its investment objective. If it fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance.

     With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses. The Funds do not intend to invest in such products unless the Adviser believes that the potential benefits of the investment justify such fees or expenses. The Funds intend to invest in such products because they are either components of a Fund's designated Index or provide exposure to Index components.

     EQUITY RISK -- Since the Funds invest in equity securities directly or indirectly, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

     Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of American Depository Receipts ("ADRs"), as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio which has a high allocation to equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

     EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

     FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     LARGE COMPANY RISK -- The Funds may invest in larger companies directly or in directly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Funds may invest directly or in directly may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     INTEREST RATE RISK -- As with most funds that invest in bonds and other debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and a Fund's share price to fall.

     The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

     CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (I.E. the CPI) will accurately measure the real rate of inflation in the prices of goods and services.

     COMMODITY RISK -- Exposure to the commodities markets, through direct investments or indirectly through investments in ETFs, investment companies or similar exchange-traded products, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

     DERIVATIVES RISK -- Each Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

     The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

     Because derivative instruments may be purchased by the Funds for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Funds. Derivatives are often more volatile than other investments and the Funds may lose more in a derivative than they originally invested in it.

     Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     A Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

     Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Funds do not intend to invest on a leveraged basis and intend to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

TAX RISK -- Each Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of a Fund may from time to time generate income that does not constitute qualifying income to the Fund. Each Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if a Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, a Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Funds cannot give any assurance that the Internal Revenue Service will grant such relief.

MORE INFORMATION ABOUT FUND INVESTMENTS

The objective of each Fund is to seek performance results that, before fees and expenses, approximate the performance of its designated Citi Market Pilot Index.(1) Each Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other

----------------
(1) The Citi Market Pilot 2020 Index, Citi Market Pilot 2030 Index and Citi Market Pilot 2040 Index are trademarks or service marks of Citigroup Global Markets Ltd. and have been licensed to the Adviser for use in connection with the Funds.

major expenses, in or within a few years of the Fund's target year. This objective may be changed without shareholder approval.

Each Index is sponsored and maintained by Citigroup Global Markets Limited, an affiliate of the Adviser. The Adviser is not involved with the maintenance of the Index. Citigroup Global Markets Limited has no obligation to take, and will not take, the interests of the Funds or their shareholders into account in calculating and maintaining the Index.

In seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in ETFs or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) exchange-traded funds ("ETFs") or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sector that each is intended to represent are: (1) SPDR S&P 500 ETF Trust (U.S. equity), (2) Vanguard MSCI EAFE ETF (Developed Markets equity), (3) Vanguard MSCI Emerging Markets ETF (Emerging Markets equity), (4) iShares Barclays Aggregate Bond Fund ETF (U.S. Fixed Income), (5) iShares Barclays US Treasury Inflation Protected Securities Fund ETF (Inflation Linked U.S. Treasuries ("TIPS")), (6) PowerShares DB Commodity Index Tracking Fund (Commodities), (7) the Citigroup US Treasury Index and
(8) 90-day U.S. Treasury bills.

     The SPDR S&P 500 ETF Trust is an investment company that intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index, which measures the performance of the large capitalization sector of the U.S. equity market.

     Vanguard MSCI EAFE ETF is an investment company that seeks to track the performance of the MSCI EAFE Index, which measures the equity market performance of developed countries, excluding the United States and Canada.

     Vanguard MSCI Emerging Markets ETF is an investment company that seeks to track the return of the MSCI Emerging Markets Index, which measures the equity market performance of emerging markets.

     iShares Barclays Treasury Inflation Protected Securities Bond Fund (ETF) is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as TIPS.

     iShares Barclays Aggregate Bond Fund ETF is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.

     PowerShares DB Commodity Index Tracking Fund is an exchange-traded product that is not registered under the 1940 Act. The PowerShares DB Commodity Index Tracking Fund is based on the DBIQ Optimum Yield Diversified Commodity Index Excess Return(TM), a rules-based index composed of futures contracts on 14 heavily-traded physical commodities.

     Citigroup US Treasury Index is an index that tracks the performance of the U.S. Treasury bond market. The index includes fixed-rate noncallable and callable issues with a minimum maturity of one year. The index excludes Savings Bonds, TIPS and STRIPS.

Each Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Index component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day US Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component,

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

The volatility glide path shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30 day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns.

Because of the dynamic nature of Index allocations, the allocation of the Index to any specific asset class may vary substantially over time; similarly, the allocation of the Fund to any specific asset class may vary substantially over time, which may result in concentrated allocations to one or more asset classes.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC, an indirect subsidiary of Citigroup, Inc., serves as the investment adviser to the Funds. The Adviser is a newly formed Delaware limited liability company that is managed as part of the Multi Asset Group of the Institutional Clients Group of Citigroup, Inc. The Multi Asset Group also includes non-U.S. based investment advisers that have been in the asset management business since 2007, and as of March 31, 2012, had approximately $2.8 billion in assets under management. The Adviser's principal place of business is located at 388 Greenwich Street, New York, New York
10013.

The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. Its investment strategies generally are based on algorithmic/quantitative methodologies and other strategies related to structured products and are designed to track specific indexes. The Adviser places purchase and sale orders for the Funds' portfolio transactions and these orders may be directed to any brokers, including its affiliates as permitted by applicable law.

INVESTMENT ADVISORY AGREEMENT

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Funds' A Shares' average daily net assets until May 24, 2013. The Adviser may elect to extend this reduction in fees on an annual basis. If at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.



A discussion regarding the basis for the Board of Trustees' (the "Board") approval of the Fund's investment advisory agreement will be available in the Fund's Annual/Semi-Annual Report.

CONFLICTS

GENERAL -- Citigroup, Inc. and its subsidiaries (collectively, including the Adviser and Citigroup Global Markets Inc., "Citi"), engage in a wide range of financial services and participate in trading markets throughout the world. Such activities include, without limitation, commercial banking; investment banking, asset management, investing and trading as principal or agent in all types of securities, derivatives, commodities and other assets for its individual, corporate, institutional and governmental customers and clients, and investing and trading in such assets for its own account (proprietary trading). Some of these activities may involve a conflict or a potential conflict of interest between one or more Funds and their shareholders on the one hand and Citi and its other business activities on the other hand.

Many of these conflicts are similar to conflicts faced by investment managers generally as a result of inherent conflicts between an investment manager's own interests and the interests of any specific client or of multiple clients with similar or differing investment strategies. Other conflicts may arise or be more pronounced because of the extensive nature of Citi's trading and other businesses. Furthermore, special conflicts arise because Adviser personnel are employees of Citigroup Global Markets Inc. a U.S. registered broker dealer ("CGMI") or because the Indexes that the Funds seek to track are sponsored by an affiliate of the Adviser.

Because of the breadth of Citi's activities, it is not possible to describe every type of conflict or potential conflict that may arise between a Fund or its shareholders and Citi's other activities. The following discussion is only illustrative of the types of conflicts that may arise. Other potential conflicts are discussed under "Payments to Broker-Dealers and Other Financial Intermediaries" below and in the SAI. While the Adviser has implemented procedures designed to avoid adverse consequences to the Funds as a result of these potential conflicts, shareholders of the Funds should be aware that some of these conflicts may adversely affect the Funds should these procedures prove ineffective.

ADVISER PERSONNEL -- Adviser personnel devote such time as deemed necessary to carry out their fiduciary duties to the Adviser and the Funds. However, Adviser personnel are not employees of the Adviser, but instead are dual-hatted employees of CGMI who are located with other CGMI employees and who may devote a substantial portion of their time to broker-dealer activities, including trading with or for the account of non-fiduciary customers and hedging, market making and other trading and investment activities for the account of Citi and its affiliates. As such, they may have conflicts of interest in allocating their time and services between the Funds and their other Citi responsibilities. All Adviser personnel will report to supervisors who are CGMI sales and trading personnel and their compensation will be based on, among other factors, their performance in connection with CGMI's business as well as the performance of the Funds, which may exacerbate certain conflicts for such Adviser personnel. For a description of portfolio manager compensation, see Portfolio Managers in the SAI. The Adviser has adopted compliance and trading procedures intended to mitigate such conflicts and to ensure that investment decisions made by Adviser personnel are consistent with the interests of the Funds. See "Investments and Trading for the Funds and Other Citi Interests" below.

PROPRIETARY INDEXES; INDEX SPONSOR -- Citigroup Global Markets Limited, an affiliate of the Adviser, is the Index Sponsor of the Indexes that the Funds seek to track. The Adviser intends to attempt to track the return of the Indexes at all times regardless of their performance and will not advise the Funds on alternative investment strategies even if the Indexes underperform. The Index Sponsor has the right to modify the Indexes under certain circumstances. The Index Sponsor is not acting on behalf of the Funds; when calculating, modifying or otherwise maintaining or administering the Indexes, the Index Sponsor will act in its own interest, will not take into account the interests of the Funds or their shareholders and may take actions that are adverse to the interest of the Funds. Adviser personnel may have participated in the development of the Indexes but will not participate in or otherwise influence the ongoing calculation, maintenance or administration of the Indexes. The Index Sponsor may, however, communicate with Adviser personnel in the normal course of business regarding the results of Index calculations, maintenance or administration of the Indexes, potential new index strategies and potential financial products related to the Indexes or other indexes of the Index Sponsor. It is expected that Citi employees, including Adviser personnel, will be in possession of information concerning the Indexes and their methodology that is not publicly available and will use that information to enter into transactions for the account of the Funds, other Citi clients or customers and or Citi itself. See "Investments and Trading for the Funds and Other Citi Interests" below.

INVESTMENTS AND TRADING FOR THE FUNDS AND OTHER CITI INTERESTS -- Citi, acting for the account of Citi customers or for Citi's own account (such accounts for other clients or Citi customers, including Citi personnel, and Citi, "Other Citi Interests"), may trade or invest in the same securities, commodities or other assets as the Adviser trades for the Funds. Adviser personnel trading for the Funds may also engage in such activities on behalf of Other Citi Interests. The Adviser has implemented compliance procedures designed to mitigate conflicts arising from these activities, including procedures relating to aggregation and allocation of trades and trading between client accounts, procedures intended to prevent knowledge of Fund trades being used to the advantage of Other Citi Interests or to the disadvantage of the Funds and procedures to generally provide that the Adviser will allocate investment opportunities and make purchase and sale decisions among the Funds and Other Citi Interests in a manner that it considers, in its sole discretion, to be reasonable and consistent with its fiduciary obligation to each Fund. These procedures may, however, restrict the assets in which the Fund may otherwise invest or the timing of Fund transactions and therefore may limit the investment opportunities available to the Fund.

The Adviser provides investment advice to the Funds consistent with its fiduciary duties to the Funds. Such advice may differ from advice provided by the Adviser to its other clients or by other Citi asset management business to their clients or from investment decisions taken by Citi with respect to Other Citi Interests. For instance, the Adviser may be buying securities for a Fund at the same time as Citi is selling the same securities on behalf of Other Citi Interests or the Adviser may be buying equity securities of an issuer for a Fund at the same as Citi is buying debt securities of the same issuer on behalf of Other Citi Interests. To the extent permitted by law, Citi may also structure, enter into or otherwise participate in derivative transactions on behalf of Other Citi Interests that reference a Fund, the designated Index for the Fund and/or constituents of the Index and may hedge such transactions by investing in the same assets as the Fund. These activities may adversely affect the value of the Fund. Other Citi Interests may profit from such transactions notwithstanding (or in some cases as a direct result of) a decline in the value of the Fund, the level of the Index or the value of one or more Index constituents.

CITI RELATIONSHIPS WITH ISSUERS OF SECURITIES HELD BY THE FUND, FUND SERVICE PROVIDERS AND MARKET PARTICIPANTS; USE OF INFORMATION -- Citi may act or seek to act as lender, underwriter or financial advisor or engage in any kind of commercial or investment banking or other business with issuers of securities in which the Fund invests, counterparties who have obligations to the Funds or others who provide services to the Fund. When acting in those capacities, Citi acts for its own interest, will not take into account the interests of the Fund or its shareholders and may enforce rights or take actions that are adverse to the interest of the Fund.

As a result of these activities and its relationships with market participants, certain Citi employees may possess information relating to issuers, securities, products or markets that is not known to the Adviser. Such employees will not be obligated to share any such information with the Adviser and may be prohibited from doing so by law or Citi's internal compliance procedures, which may adversely affect the Fund. Citi's procedures also restrict CGMI and other trading personnel from transacting in various securities from time to time, due to Citi's possession of non-public information, participation in a securities underwriting or other legal or regulatory restrictions on its trading or investment activities. As Adviser personnel are also dual-hatted CGMI employees, Adviser personnel when trading on behalf of the Fund will also be subject to those policies, which may limit the investment opportunities available to the Fund.

RESEARCH -- Citi may publish or modify research and similar reports as to various matters, such as issuers, securities, Indexes or financial products. This research may express opinions or provide recommendations that may adversely affect the Funds.

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, jointly oversees the day-to-day management of the Funds. Mr. Haider has been with the Adviser and/or an affiliate since 2009 and has over 10 years of investment experience. Prior to joining the Adviser, he was a Senior Vice President in the structured funds business in the Americas at HSBC.

Oscar Loynaz, Chief Investment Officer, jointly oversees the day-to-day management of the Funds. Mr. Loynaz has been with the Adviser and/or an affiliate since March 2010 and has over 10 years of investment experience. Prior to joining the Adviser, he was a Managing Director in Bank of America Merrill Lynch.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Shares of the Funds.

A Shares are for individual and retail investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Citi Funds
PO Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Citi Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-855-CITI-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Citi Funds
DDA # 9870523965
Ref: Fund name/account number/account name

BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Citi Funds, PO Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $2,500 for A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Citi Funds, PO Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require Medallion signature guarantees by a bank or member firm of a national securities exchange. For example, Medallion signature guarantees may be required if your address of record or banking instructions have been changed in the last 30 days, or if you ask that the proceeds be sent to a different person or address. A Medallion signature is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees that a signature is original and authentic. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-855-CITI-FUND to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES

At no charge, you may exchange A Shares of a Fund for A Shares of another Fund in the Citi Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC").

You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value a Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES

FRONT-END SALES CHARGES -- A SHARES

The offering price of A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for A Shares varies, depending on the amount of your investment.


-----------------------------------------------------------------------------------------
                                    YOUR SALES CHARGE AS A            YOUR SALES CHARGE AS A
                                   PERCENTAGE OF                    PERCENTAGE OF YOUR
IF YOUR INVESTMENT IS:            OFFERING PRICE                     NET INVESTMENT
-----------------------------------------------------------------------------------------
Less than $100,000                          4.50%                           4.71%
-----------------------------------------------------------------------------------------
$100,000 but less than $250,000             3.50%                           3.63%
-----------------------------------------------------------------------------------------
$250,000 but less than $500,000             2.50%                           2.56%
-----------------------------------------------------------------------------------------
$500,000 but less than $1,000,000           2.00%                           2.04%
-----------------------------------------------------------------------------------------
$1,000,000 and over (1)                     None                            None
-----------------------------------------------------------------------------------------



(1) Even though you do not pay a sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase. See "Contingent Deferred Sales Charge (CDSC) -- A Shares."


You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- A SHARES

The front-end sales charge will be waived on A Shares purchased:

o    through reinvestment of dividends and distributions;
o through an asset allocation account advised by the Adviser or one of its affiliates;
o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of A Shares");
o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
o by employees, and members of their immediate family, of the Adviser and its affiliates;
o    by retirees of the Adviser and its affiliates;
o    by employees and retirees of the SEI Investments Global Funds Services
     (the "Administrator") or the Distributor;
o    by Trustees and officers of The Advisors' Inner Circle Fund;
o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;
o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or
o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front- end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Shares of all the Citi Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of A Shares of all other Citi Funds you purchased previously that are currently held for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase A Shares of one or more Citi Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of one or more Citi Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Shares based on shares you intend to purchase over the 13-month period, you must send a Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Shares at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine purchases of A Shares (that are subject to a sales charge) of all Citi Funds made on the same day by you, your spouse and your minor children (under age
21). This combination also applies to A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

o an individual, his or her spouse, or children residing in the same household;
o    any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 18 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of A Shares of one Fund for A Shares of another Fund.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

Shareholders are restricted from making more than 1 "round trip," including exchanges into or out of a Fund, for an amount greater than or equal to $5,000, within any 30 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, block the shareholder from making additional purchases of, or exchanges into, a Fund for 30 days. Shareholders making more than 2 round trips of an amount greater than or equal to $5,000 within any 60 day period may be blocked from making additional purchases of, or exchanges into, a Fund for 60 days. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.


Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds will enter into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a distribution plan for A Shares that allows the Funds to pay distribution fees for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for A Shares of each Fund is 0.25%.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Funds each distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

The following is a summary of the U.S. federal income tax consequences of investing in the Funds and is based on current tax laws, which are subject to change.

Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended so that each Fund will not be liable for U.S. federal income taxes on income and capital gains that it timely distributes to its shareholders. In order to qualify for such favorable tax treatment, each Fund must satisfy certain qualifying income, diversification and distribution requirements each year. Each Fund may invest in one or more exchange-traded products, such as ETFs and ETNs, swaps or other investments, the income from which may from time to time generate income that does not constitute qualifying income to a RIC for purposes of the RIC income requirements. Each Fund, however, intends to monitor such investments in order to be able to satisfy the RIC qualification requirements, including the RIC qualifying income requirement. See the SAI for more information regarding the RIC qualification tests.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, each taxable year. For U.S. federal income tax purposes, each Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (generally including individual retirement accounts and other tax-qualified plans, as discussed further below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, for taxable years beginning before January 1, 2013, certain qualified dividends that a Fund receives, designates and distributes may be subject to a reduced tax rate if you meet certain holding period and other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Absent further legislation, the reduced maximum rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2012 and such income will be taxable at ordinary income tax rates. Distributions from the Funds may qualify for the reduced tax rates on qualified dividend income.

Each redemption, sale or exchange of shares of a Fund is a taxable event for shareholders that are subject to tax. You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Any capital gain or loss generally will be treated as short term if you held the shares 12 months or less, and long term if you held the shares for longer.

Shareholders that are tax-exempt, such as individual retirement accounts or other tax-qualified plans, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on redemptions, sales or exchanges of Fund shares. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. Plan participants should consult their own tax advisors with respect to taxation of their particular retirement plan.

Investors should consider the tax consequences of buying shares of a Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.

Recent legislation effective beginning in 2013 generally provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. If you purchase Fund shares through a broker (or other middleman) on or after such date, please contact that broker (or middleman) with respect to the reporting of cost basis and available elections for your account. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent that a Fund invests directly or indirectly in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If a Fund makes such an election, it will provide you with the information necessary to reflect the foreign taxes paid on your income tax return.

As with all mutual funds, a Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

THE ABOVE DISCUSSION IS MEANT ONLY AS A SUMMARY; MORE INFORMATION IS AVAILABLE IN THE SAI. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSIDERATIONS AND POSSIBLE ADDITIONAL WITHHOLDING TAXES FOR NON-U.S. SHAREHOLDERS.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                   APPENDIX 1

                 VOLATILITY GLIDE PATH FOR INDEX FOR EACH FUND

--------------------------------------------------------------------------------
               CITI MARKET PILOT     CITI MARKET PILOT       CITI MARKET PILOT
JANUARY 1,        2020 INDEX             2030 INDEX              2040 INDEX
--------------------------------------------------------------------------------
2012                11.76%                 16.67%                   18.87%
--------------------------------------------------------------------------------
2013                11.02%                 16.34%                   18.71%
--------------------------------------------------------------------------------
2014                10.20%                 16.01%                   18.54%
--------------------------------------------------------------------------------
2015                 9.30%                 15.60%                   18.36%
--------------------------------------------------------------------------------
2016                 8.29%                 15.19%                   18.18%
--------------------------------------------------------------------------------
2017                 7.15%                 14.72%                   17.96%
--------------------------------------------------------------------------------
2018                 5.88%                 14.21%                   17.73%
--------------------------------------------------------------------------------
2019                 4.44%                 13.67%                   17.50%
--------------------------------------------------------------------------------
2020                 2.80%                 13.08%                   17.25%
--------------------------------------------------------------------------------
2021            Same as 2020               12.44%                   17.00%
--------------------------------------------------------------------------------
2022            Same as 2020               11.76%                   16.67%
--------------------------------------------------------------------------------
2023            Same as 2020               11.02%                   16.34%
--------------------------------------------------------------------------------
2024            Same as 2020               10.20%                   16.01%
--------------------------------------------------------------------------------
2025            Same as 2020                9.30%                   15.60%
--------------------------------------------------------------------------------
2026            Same as 2020                8.29%                   15.19%
--------------------------------------------------------------------------------
2027            Same as 2020                7.15%                   14.72%
--------------------------------------------------------------------------------
2028            Same as 2020                5.88%                   14.21%
--------------------------------------------------------------------------------
2029            Same as 2020                4.44%                   13.67%
--------------------------------------------------------------------------------
2030            Same as 2020                2.80%                   13.08%
--------------------------------------------------------------------------------
2031            Same as 2020           Same as 2030                 12.44%
--------------------------------------------------------------------------------
2032            Same as 2020           Same as 2030                 11.76%
--------------------------------------------------------------------------------
2033            Same as 2020           Same as 2030                 11.02%
--------------------------------------------------------------------------------
2034            Same as 2020           Same as 2030                 10.20%
--------------------------------------------------------------------------------
2035            Same as 2020           Same as 2030                  9.30%
--------------------------------------------------------------------------------
2036            Same as 2020           Same as 2030                  8.29%
--------------------------------------------------------------------------------
2037            Same as 2020           Same as 2030                  7.15%
--------------------------------------------------------------------------------
2038            Same as 2020           Same as 2030                  5.88%
--------------------------------------------------------------------------------
2039            Same as 2020           Same as 2030                  4.44%
--------------------------------------------------------------------------------
2040            Same as 2020           Same as 2030                  2.80%
--------------------------------------------------------------------------------
Later           Same as 2020           Same as 2030             Same as 2040
Years
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                            CITI MARKET PILOT FUNDS

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC
388 Greenwich Street
New York, New York 10013

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 25, 2012, includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports will contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also will contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-855-CITI-FUND

BY MAIL:      Citi Funds
              PO Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.funds.citi.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 CFM-PS-001-0100

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MAY 25, 2012

                      CITI MARKET PILOT 2020 FUND (CFTZX)
                      CITI MARKET PILOT 2030 FUND (CFTYX)
                      CITI MARKET PILOT 2040 FUND (CFTWX)

                                    I SHARES

                              INVESTMENT ADVISER:
               CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



--------------------------------------------------------------------------------
 INVESTMENT PRODUCTS    NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE
CITI MARKET PILOT 2020 FUND
     FUND INVESTMENT OBJECTIVE .............................................   2
     FUND FEES AND EXPENSES ................................................   2
     PRINCIPAL INVESTMENT STRATEGIES .......................................   3
     PRINCIPAL RISKS .......................................................   7
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  11
     PORTFOLIO MANAGERS ....................................................  11
CITI MARKET PILOT 2030 FUND
     FUND INVESTMENT OBJECTIVE .............................................  13
     FUND FEES AND EXPENSES ................................................  13
     PRINCIPAL INVESTMENT STRATEGIES .......................................  14
     PRINCIPAL RISKS .......................................................  18
     PERFORMANCE INFORMATION ...............................................  22
     INVESTMENT ADVISER ....................................................  22
     PORTFOLIO MANAGERS ....................................................  22
CITI MARKET PILOT 2040 FUND
     FUND INVESTMENT OBJECTIVE .............................................  24
     FUND FEES AND EXPENSES ................................................  24
     PRINCIPAL INVESTMENT STRATEGIES .......................................  25
     PRINCIPAL RISKS .......................................................  29
     PERFORMANCE INFORMATION ...............................................  33
     INVESTMENT ADVISER ....................................................  33
     PORTFOLIO MANAGERS ....................................................  34
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
  SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ....................  35
MORE INFORMATION ABOUT RISK ................................................  36
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  42
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  45
INVESTMENT ADVISER .........................................................  45
PORTFOLIO MANAGERS .........................................................  48
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  48
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  53
OTHER POLICIES .............................................................  54
TAXES ......................................................................  56
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

CITI MARKET PILOT 2020 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2020 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2020 Index.

FUND FEES AND EXPENSES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                         I SHARES
--------------------------------------------------------------------------------
Management Fees                                            0.85%
--------------------------------------------------------------------------------
Other Expenses(1)                                          0.72%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                         0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                       1.72%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                        (0.62)%
Reimbursements
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee             1.10%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for I Shares (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ----------------------------
                           1 YEAR       3 YEARS
                       ----------------------------
                            $112         $466
                       ----------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2020 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2020 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this Prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this Prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:

-----------------------------------------------------------------------------------------------
INDEX COMPONENT                                      MARKET SECTOR
-----------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                           U.S. equities
-----------------------------------------------------------------------------------------------
(2) Vanguard MSCI EAFE ETF                           Developed Markets equity
-----------------------------------------------------------------------------------------------
(3) Vanguard MSCI Emerging Markets ETF               Emerging Markets equity
-----------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation           Inflation Linked U.S. Treasuries ("TIPS")
    Protected Securities Fund ETF
-----------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF         U.S. Fixed Income
-----------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund     Commodities
-----------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                      U.S. Treasuries
-----------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
-----------------------------------------------------------------------------------------------

The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.



THE VOLATILITY GLIDE PATH



The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.


            VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2020 INDEX

                  ---------- ------------------------
                               CITI MARKET PILOT
                  JANUARY 1, 2020 TOTAL RETURN INDEX
                  ---------- -----------------------
                     2012               11.76%
                  ---------- -----------------------
                     2013               11.02%
                  ---------- -----------------------
                     2014               10.20%
                  ---------- -----------------------
                     2015                9.30%
                  ---------- -----------------------
                     2016                8.29%
                  ---------- -----------------------
                     2017                7.15%
                  ---------- -----------------------
                     2018                5.88%
                  ---------- -----------------------
                     2019                4.44%
                  ---------- -----------------------
                     2020                2.80%
                  ---------- -----------------------


* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP20. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track an Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.

          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Fund cannot give any assurance that the Internal Revenue Service will grant such relief.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, and Oscar Loynaz, Chief Investment Officer, have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, FINANCIAL INTERMEDIARY COMPENSATION AND TAXES, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 35 OF THE PROSPECTUS.

CITI MARKET PILOT 2030 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2030 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2030 Index.

FUND FEES AND EXPENSES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                         I SHARES
--------------------------------------------------------------------------------
Management Fees                                            0.85%
--------------------------------------------------------------------------------
Other Expenses(1)                                          0.72%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                         0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                       1.72%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                        (0.62)%
Reimbursements
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee             1.10%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for I Shares (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       -------------------------------
                           1 YEAR           3 YEARS
                       -------------------------------
                            $112              $466
                       -------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2030 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2030 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this Prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this Prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:

----------------------------------------------------------------------------------------------
INDEX COMPONENT                                      MARKET SECTOR
----------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                           U.S. equities
----------------------------------------------------------------------------------------------
(2) Vanguard MSCI EAFE ETF                           Developed Markets equity
----------------------------------------------------------------------------------------------
(3) Vanguard MSCI Emerging Markets ETF               Emerging Markets equity
----------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation           Inflation Linked U.S. Treasuries ("TIPS")
    Protected Securities Fund ETF
----------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF         U.S. Fixed Income
----------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund     Commodities
----------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                      U.S. Treasuries
----------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
----------------------------------------------------------------------------------------------

The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.



THE VOLATILITY GLIDE PATH


The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

             VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2030 INDEX
                                  (2012-2030)

                  ---------- ----------------------------------
                                    CITI MARKET PILOT
                  JANUARY 1,     2030 TOTAL RETURN INDEX
                  ---------- ----------------------------------
                     2012                16.67%
                  ----------  ----------------------------------
                     2013                16.34%
                  ----------  ----------------------------------
                     2014                16.01%
                  ----------  ----------------------------------
                     2015                15.60%
                  ----------  ----------------------------------
                     2016                15.19%
                  ----------  ----------------------------------
                     2017                14.72%
                  ----------  ----------------------------------
                     2018                14.21%
                  ---------- ----------------------------------
                     2019                13.67%
                  ---------- ----------------------------------
                     2020                13.08%
                  ----------  ----------------------------------
                     2021                12.44%
                  ----------  ----------------------------------
                     2022                11.76%
                  ----------  ----------------------------------
                     2023                11.02%
                  ----------  ----------------------------------
                     2024                10.20%
                  ----------  ----------------------------------
                     2025                 9.30%
                  ----------  ----------------------------------
                     2026                 8.29%
                  ----------  ----------------------------------
                     2027                 7.15%
                  ----------  ----------------------------------
                     2028                 5.88%
                  ----------  ----------------------------------
                     2029                 4.44%
                  ----------  ----------------------------------
                     2030                 2.80%
                  ----------  ----------------------------------




* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP30. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track an Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.

          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Fund cannot give any assurance that the Internal Revenue Service will grant such relief.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, and Oscar Loynaz, Chief Investment Officer, have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, FINANCIAL INTERMEDIARY COMPENSATION AND TAXES, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 35 OF THE PROSPECTUS.

CITI MARKET PILOT 2040 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2040 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2040 Index.

FUND FEES AND EXPENSES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                          I SHARES
--------------------------------------------------------------------------------
Management Fees                                             0.85%
--------------------------------------------------------------------------------
Other Expenses(1)                                           0.72%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                          0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.72%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (0.62)%
Reimbursements
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee              1.10%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for I Shares (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         -----------------------------
                             1 YEAR         3 YEARS
                         -----------------------------
                              $112            $466
                         -----------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2040 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2040 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this Prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this Prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:

----------------------------------------------------------------------------------------------
INDEX COMPONENT                                      MARKET SECTOR
----------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                           U.S. equities
----------------------------------------------------------------------------------------------
(2) Vanguard MSCI EAFE ETF                           Developed Markets equity
----------------------------------------------------------------------------------------------
(3) Vanguard MSCI Emerging Markets ETF               Emerging Markets equity
----------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation           Inflation Linked U.S. Treasuries ("TIPS")
    Protected Securities Fund ETF
----------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF         U.S. Fixed Income
----------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund     Commodities
----------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                      U.S. Treasuries
----------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
----------------------------------------------------------------------------------------------

The first seven of these components are the "Market Components" of the Index. The 90-day U.S Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH


The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

             VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2040 INDEX

                           ----------  -----------------------
                                          CITI MARKET PILOT
                           JANUARY 1,  2040 TOTAL RETURN INDEX
                           ----------  -----------------------
                              2012             18.87%
                           ----------  -----------------------
                              2013             18.71%
                           ----------  -----------------------
                              2014             18.54%
                           ----------  -----------------------
                              2015             18.36%
                           ----------  -----------------------
                              2016             18.18%
                           ----------  -----------------------
                              2017             17.96%
                           ----------  -----------------------
                              2018             17.73%
                           ----------  -----------------------
                              2019             17.50%
                           ----------  -----------------------
                              2020             17.25%
                           ----------  -----------------------
                              2021             17.00%
                           ----------  -----------------------
                              2022             16.67%
                           ----------  -----------------------
                              2023             16.34%
                           ----------  -----------------------
                              2024             16.01%
                           ----------  -----------------------
                              2025             15.60%
                           ----------  -----------------------
                              2026             15.19%
                           ----------  -----------------------
                              2027             14.72%
                           ----------  -----------------------
                              2028             14.21%
                           ----------  -----------------------
                              2029             13.67%
                           ----------  -----------------------
                              2030             13.08%
                           ----------  -----------------------
                              2031             12.44%
                           ----------  -----------------------
                              2032             11.76%
                           ----------  -----------------------
                              2033             11.02%
                           ----------  -----------------------
                              2034             10.20%
                           ----------  -----------------------
                              2035              9.30%
                           ----------  -----------------------
                              2036              8.29%
                           ----------  -----------------------
                              2037              7.15%
                           ----------  -----------------------
                              2038              5.88%
                           ----------  -----------------------
                              2039              4.44%
                           ----------  -----------------------
                              2040              2.80%
                           ----------  -----------------------




* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP40. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track an Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of

Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.

          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


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

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Fund cannot give any assurance that the Internal Revenue Service will grant such relief.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC



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

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, and Oscar Loynaz, Chief Investment Officer, have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, FINANCIAL INTERMEDIARY COMPENSATION AND TAXES, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 35 OF THE PROSPECTUS.











































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

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time including an initial purchase through an individual retirement account ("IRA"), you must invest at least $3,000,000. Your subsequent investments in a Fund must be made in amounts of at least $100.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House (subject to certain account minimums) or by contacting the Funds directly by mail at: Citi Funds, PO Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-CITI-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies, including the Adviser or companies related to the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

































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MORE INFORMATION ABOUT RISK

Investing in the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund or Citi Market Pilot 2040 Fund involves risk and there is no guarantee that any Fund will achieve its goal. You could lose money on your investment in a Fund, just as you could with any investment.

The value of your investment in a Fund is based on the value of the Fund's portfolio holdings. These prices change daily due to economic and other events that affect the markets generally and particular companies and other issuers. This price volatility may be greater or lesser depending on the types of holdings in the Fund's portfolio and the markets in which it trades. The effect on a Fund of a change in the value of a single portfolio holding will depend on how widely the Fund diversifies its holdings.

INDEX FUND RISK - Each Fund seeks to approximately track its designated Index; therefore, the Fund's investments will not reflect the Adviser's judgments about the markets, the economy, or companies. Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK -- A Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects each Fund to invest in securities and other financial instruments that are components of its respective Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of a Fund varying from that of its respective Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase a Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of a Fund may not match the components of its respective Index can also be expected to increase tracking variance. Accordingly, the performance of the Fund can be expected to vary from, and may be significantly lower than, the performance of the Index.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is less than or equal to a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of each algorithmic-based Index and the Adviser's trading strategies designed to track each Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing each Fund's portfolio.

CONCENTRATION RISK -- Because each Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If an Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. A Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

PORTFOLIO TURNOVER RISK -- Each Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by a Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by a Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- Each Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. A Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after a Fund's target year. In addition, there is no guarantee that an investor's investment in a Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of a Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Funds had not commenced operations and as such had no prior operating history by which an investor can evaluate performance. In addition, each Fund seeks to approximate the results of the corresponding Index, each of which is a newly created index. An investment in a Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- Each Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

     INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent a Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the 1940 Act. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. As with ETFs, a Fund will be subject to substantially the same risks as those associated with the direct ownership of the investments held by such products.

     As a shareholder of another investment company or similar product, a Fund relies on that investment company to achieve its investment objective. If it fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance.

     With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses. The Funds do not intend to invest in such products unless the Adviser believes that the potential benefits of the investment justify such fees or expenses. The Funds intend to invest in such products because they are either components of a Fund's designated Index or provide exposure to Index components.

     EQUITY RISK -- Since the Funds invest in equity securities directly or indirectly, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

     Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of American Depository Receipts ("ADRs"), as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio which has a high allocation to equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

     EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

     FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     LARGE COMPANY RISK -- The Funds may invest in larger companies directly or in directly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Funds may invest directly or in directly may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     INTEREST RATE RISK -- As with most funds that invest in bonds and other debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and a Fund's share price to fall.

     The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

     CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (I.E. the CPI) will accurately measure the real rate of inflation in the prices of goods and services.

     COMMODITY RISK -- Exposure to the commodities markets, through direct investments or indirectly through investments in ETFs, investment companies or similar exchange-traded products, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

     DERIVATIVES RISK -- Each Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

     The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

     Because derivative instruments may be purchased by the Funds for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Funds. Derivatives are often more volatile than other investments and the Funds may lose more in a derivative than they originally invested in it.

     Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     A Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

     Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Funds do not intend to invest on a leveraged basis and intend to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

TAX RISK -- Each Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of a Fund may from time to time generate income that does not constitute qualifying income to the Fund. Each Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if a Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, a Fund generally would expect to seek relief from such tax from the Internal Revenue Service in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code. However, the Funds cannot give any assurance that the Internal Revenue Service will grant such relief.

MORE INFORMATION ABOUT FUND INVESTMENTS

The objective of each Fund is to seek performance results that, before fees and expenses, approximate the performance of its designated Citi Market Pilot Index.(1) Each Fund is intended to meet the needs of

---------------
(1) The Citi Market Pilot 2020 Index, Citi Market Pilot 2030 Index and Citi Market Pilot 2040 Index are trademarks or service marks of Citigroup Global Markets Ltd. and have been licensed to the Adviser for use in connection with the Funds.

investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of the Fund's target year. This objective may be changed without shareholder approval.

Each Index is sponsored and maintained by Citigroup Global Markets Limited, an affiliate of the Adviser. The Adviser is not involved with the maintenance of the Index. Citigroup Global Markets Limited has no obligation to take, and will not take, the interests of the Funds or their shareholders into account in calculating and maintaining the Index.

In seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in ETFs or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) exchange-traded funds ("ETFs") or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sector that each is intended to represent are: (1) SPDR S&P 500 ETF Trust (U.S. equity), (2) Vanguard MSCI EAFE ETF (Developed Markets equity), (3) Vanguard MSCI Emerging Markets ETF (Emerging Markets equity), (4) iShares Barclays Aggregate Bond Fund ETF (U.S. Fixed Income), (5) iShares Barclays US Treasury Inflation Protected Securities Fund ETF (Inflation Linked U.S. Treasuries ("TIPS")), (6) PowerShares DB Commodity Index Tracking Fund (Commodities), (7) the Citigroup US Treasury Index and
(8) 90-day U.S. Treasury bills.

     The SPDR S&P 500 ETF Trust is an investment company that intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index, which measures the performance of the large capitalization sector of the U.S. equity market.

     Vanguard MSCI EAFE ETF is an investment company that seeks to track the performance of the MSCI EAFE Index, which measures the equity market performance of developed countries, excluding the United States and Canada.

     Vanguard MSCI Emerging Markets ETF is an investment company that seeks to track the return of the MSCI Emerging Markets Index, which measures the equity market performance of emerging markets.

     iShares Barclays Treasury Inflation Protected Securities Bond Fund (ETF) is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as TIPS.

     iShares Barclays Aggregate Bond Fund ETF is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.

     PowerShares DB Commodity Index Tracking Fund is an exchange-traded product that is not registered under the 1940 Act. The PowerShares DB Commodity Index Tracking Fund is based on the DBIQ Optimum Yield Diversified Commodity Index Excess Return(TM), a rules-based index composed of futures contracts on 14 heavily-traded physical commodities.

     Citigroup US Treasury Index is an index that tracks the performance of the U.S. Treasury bond market. The index includes fixed-rate noncallable and callable issues with a minimum maturity of one year. The index excludes Savings Bonds, TIPS and STRIPS.

Each Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Index component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day US Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component,

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

The volatility glide path shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30 day volatility of U.S. equity as demonstrated by the S&P total return index was approximately 16% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged US dollar Index averaged approximately 4% (Source Bloomberg: Period February 8, 1989 - May 3, 2012). However, the short-term volatility of these asset classes-and all asset classes-can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns.

Because of the dynamic nature of Index allocations, the allocation of the Index to any specific asset class may vary substantially over time; similarly, the allocation of the Fund to any specific asset class may vary substantially over time, which may result in concentrated allocations to one or more asset classes.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC, an indirect subsidiary of Citigroup, Inc., serves as the investment adviser to the Funds. The Adviser is a newly formed Delaware limited liability company that is managed as part of the Multi Asset Group of the Institutional Clients Group of Citigroup, Inc. The Multi Asset Group also includes non-U.S. based investment advisers that have been in the asset management business since 2007, and as of March 31, 2012, had approximately $2.8 billion in assets under management. The Adviser's principal place of business is located at 388 Greenwich Street, New York, New York
10013.

The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. Its investment strategies generally are based on algorithmic/quantitative methodologies and other strategies related to structured products and are designed to track specific indexes. The Adviser places purchase and sale orders for the Funds' portfolio transactions and these orders may be directed to any brokers, including its affiliates as permitted by applicable law.

INVESTMENT ADVISORY AGREEMENT

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Funds' I Shares' average daily net assets until May 24, 2013. The Adviser may elect to extend this reduction in fees on an annual basis. If at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.



A discussion regarding the basis for Board of Trustees'(the "Board") approval of the Fund's investment advisory agreement will be available in the Fund's Annual/Semi-Annual Report.

CONFLICTS

GENERAL - Citigroup, Inc. and its subsidiaries (collectively, including the Adviser and Citigroup Global Markets Inc., "Citi"), engage in a wide range of financial services and participate in trading markets throughout the world. Such activities include, without limitation, commercial banking; investment banking, asset management, investing and trading as principal or agent in all types of securities, derivatives, commodities and other assets for its individual, corporate, institutional and governmental customers and clients, and investing and trading in such assets for its own account (proprietary trading). Some of these activities may involve a conflict or a potential conflict of interest between one or more Funds and their shareholders on the one hand and Citi and its other business activities on the other hand.

Many of these conflicts are similar to conflicts faced by investment managers generally as a result of inherent conflicts between an investment manager's own interests and the interests of any specific client or of multiple clients with similar or differing investment strategies. Other conflicts may arise or be more pronounced because of the extensive nature of Citi's trading and other businesses. Furthermore, special conflicts arise because Adviser personnel are employees of Citigroup Global Markets Inc. a U.S. registered broker dealer ("CGMI") or because the Indexes that the Funds seek to track are sponsored by an affiliate of the Adviser.

Because of the breadth of Citi's activities, it is not possible to describe every type of conflict or potential conflict that may arise between a Fund or its shareholders and Citi's other activities. The following discussion is only illustrative of the types of conflicts that may arise. Other potential conflicts are discussed under "Payments to Broker-Dealers and Other Financial Intermediaries" below and in the SAI. While the Adviser has implemented procedures designed to avoid adverse consequences to the Funds as a result of these potential conflicts, shareholders of the Funds should be aware that some of these conflicts may adversely affect the Funds should these procedures prove ineffective.

ADVISER PERSONNEL - Adviser personnel devote such time as deemed necessary to carry out their fiduciary duties to the Adviser and the Funds. However, Adviser personnel are not employees of the Adviser, but instead are dual-hatted employees of CGMI who are located with other CGMI employees and who may devote a substantial portion of their time to broker-dealer activities, including trading with or for the account of non-fiduciary customers and hedging, market making and other trading and investment activities for the account of Citi and its affiliates. As such, they may have conflicts of interest in allocating their time and services between the Funds and their other Citi responsibilities. All Adviser personnel will report to supervisors who are CGMI sales and trading personnel and their compensation will be based on, among other factors, their performance in connection with CGMI's business as well as the performance of the Funds, which may exacerbate certain conflicts for such Adviser personnel. For a description of portfolio manager compensation, see Portfolio Managers in the SAI. The Adviser has adopted compliance and trading procedures intended to mitigate such conflicts and to ensure that investment decisions made by Adviser personnel are consistent with the interests of the Funds. See "Investments and Trading for the Funds and Other Citi Interests" below.

PROPRIETARY INDEXES; INDEX SPONSOR -- Citigroup Global Markets Limited, an affiliate of the Adviser, is the Index Sponsor of the Indexes that the Funds seek to track. The Adviser intends to attempt to track the return of the Indexes at all times regardless of their performance and will not advise the Funds on alternative investment strategies even if the Indexes underperform. The Index Sponsor has the right to modify the Indexes under certain circumstances. The Index Sponsor is not acting on behalf of the Funds; when calculating, modifying or otherwise maintaining or administering the Indexes, the Index Sponsor will act in its own interest, will not take into account the interests of the Funds or their shareholders and may take actions that are adverse to the interest of the Funds. Adviser personnel may have participated in the development of the Indexes but will not participate in or otherwise influence the ongoing calculation, maintenance or administration of the Indexes. The Index Sponsor may, however, communicate with Adviser personnel in the normal course of business regarding the results of Index calculations, maintenance or administration of the Indexes, potential new index strategies and potential financial products related to the Indexes or other indexes of the Index Sponsor. It is expected that Citi employees, including Adviser personnel, will be in possession of information concerning the Indexes and their methodology that is not publicly available and will use that information to enter into transactions for the account of the Funds, other Citi clients or customers and or Citi itself. See "Investments and Trading for the Funds and Other Citi Interests" below.

INVESTMENTS AND TRADING FOR THE FUNDS AND OTHER CITI INTERESTS -- Citi, acting for the account of Citi customers or for Citi's own account (such accounts for other clients or Citi customers, including Citi personnel, and Citi, "Other Citi Interests"), may trade or invest in the same securities, commodities or other assets as the Adviser trades for the Funds. Adviser personnel trading for the Funds may also engage in such activities on behalf of Other Citi Interests. The Adviser has implemented compliance procedures designed to mitigate conflicts arising from these activities, including procedures relating to aggregation and allocation of trades and trading between client accounts, procedures intended to prevent knowledge of Fund trades being used to the advantage of Other Citi Interests or to the disadvantage of the Funds and procedures to generally provide that the Adviser will allocate investment opportunities and make purchase and sale decisions among the Funds and Other Citi Interests in a manner that it considers, in its sole discretion, to be reasonable and consistent with its fiduciary obligation to each Fund. These procedures may, however, restrict the assets in which the Fund may otherwise invest or the timing of Fund transactions and therefore may limit the investment opportunities available to the Fund.

The Adviser provides investment advice to the Funds consistent with its fiduciary duties to the Funds. Such advice may differ from advice provided by the Adviser to its other clients or by other Citi asset management business to their clients or from investment decisions taken by Citi with respect to Other Citi

Interests. For instance, the Adviser may be buying securities for a Fund at the same time as Citi is selling the same securities on behalf of Other Citi Interests or the Adviser may be buying equity securities of an issuer for a Fund at the same as Citi is buying debt securities of the same issuer on behalf of Other Citi Interests. To the extent permitted by law, Citi may also structure, enter into or otherwise participate in derivative transactions on behalf of Other Citi Interests that reference a Fund, the designated Index for the Fund and/or constituents of the Index and may hedge such transactions by investing in the same assets as the Fund. These activities may adversely affect the value of the Fund. Other Citi Interests may profit from such transactions notwithstanding (or in some cases as a direct result of) a decline in the value of the Fund, the level of the Index or the value of one or more Index constituents.

CITI RELATIONSHIPS WITH ISSUERS OF SECURITIES HELD BY THE FUND, FUND SERVICE PROVIDERS AND MARKET PARTICIPANTS; USE OF INFORMATION -- Citi may act or seek to act as lender, underwriter or financial advisor or engage in any kind of commercial or investment banking or other business with issuers of securities in which the Fund invests, counterparties who have obligations to the Funds or others who provide services to the Fund. When acting in those capacities, Citi acts for its own interest, will not take into account the interests of the Fund or its shareholders and may enforce rights or take actions that are adverse to the interest of the Fund.

As a result of these activities and its relationships with market participants, certain Citi employees may possess information relating to issuers, securities, products or markets that is not known to the Adviser. Such employees will not be obligated to share any such information with the Adviser and may be prohibited from doing so by law or Citi's internal compliance procedures, which may adversely affect the Fund. Citi's procedures also restrict CGMI and other trading personnel from transacting in various securities from time to time, due to Citi's possession of non-public information, participation in a securities underwriting or other legal or regulatory restrictions on its trading or investment activities. As Adviser personnel are also dual-hatted CGMI employees, Adviser personnel when trading on behalf of the Fund will also be subject to those policies, which may limit the investment opportunities available to the Fund.

RESEARCH -- Citi may publish or modify research and similar reports as to various matters, such as issuers, securities, Indexes or financial products. This research may express opinions or provide recommendations that may adversely affect the Funds.

PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager, jointly oversees the day-to-day management of the Funds. Mr. Haider has been with the Adviser and/or an affiliate since 2009 and has over 10 years of investment experience. Prior to joining the Adviser, he was a Senior Vice President in the structured funds business in the Americas at HSBC.

Oscar Loynaz, Chief Investment Officer, jointly oversees the day-to-day management of the Funds. Mr. Loynaz has been with the Adviser and/or an affiliate since March 2010 and has over 10 years of investment experience. Prior to joining the Adviser, he was a Managing Director in Bank of America Merrill Lynch.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange I Shares of the Funds.

I Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Citi Funds
PO Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Citi Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

BY WIRE


To open an account by wire, call 1-855-CITI-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).


WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Citi Funds
DDA # 9870523965
Ref: Fund name/account number/account name

MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $3,000,000 for I Shares. Minimum subsequent investments are required to be at least $100. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Citi Funds, PO Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105).

Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require Medallion signature guarantees by a bank or member firm of a national securities exchange. For example, Medallion signature guarantees may be required if your address of record or banking instructions have been changed in the last 30 days, or if you ask that the proceeds be sent to a different person or address. A Medallion signature is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees that a signature is original and authentic. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-855-CITI-FUND to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

EXCHANGING SHARES

At no charge, you may exchange I Shares of a Fund for I Shares of another Fund in the Citi Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV. When you sell shares you receive the NAV.

You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value a Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing, selling, and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

Shareholders are restricted from making more than 1 "round trip," including exchanges into or out of a Fund, for an amount greater than or equal to $5,000, within any 30 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, block the shareholder from making additional purchases of, or exchanges into, a Fund for 30 days. Shareholders making more than 2 round trips of an amount greater than or equal to $5,000 within any 60 day period may be blocked from making additional purchases of, or exchanges into, a Fund for 60 days. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds will enter into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.



CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Funds each distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

The following is a summary of the U.S. federal income tax consequences of investing in the Funds and is based on current tax laws, which are subject to change.

Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended so that each Fund will not be liable for U.S. federal income taxes on income and capital gains that it timely distributes to its shareholders. In order to qualify for such favorable tax treatment, each Fund must satisfy certain qualifying income, diversification and distribution requirements each year. Each Fund may invest in one or more exchange-traded products, such as ETFs and ETNs, swaps or other investments, the income from which may from time to time generate income that does not constitute qualifying income to a RIC for purposes of the RIC income requirements. Each Fund, however, intends to monitor such investments in order to be able to satisfy the RIC qualification requirements, including the RIC qualifying income requirement. See the SAI for more information regarding the RIC qualification tests.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, each taxable year. For U.S. federal income tax purposes, each Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (generally including individual retirement accounts and other tax-qualified plans, as discussed further below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, for taxable years beginning before January 1, 2013, certain qualified dividends that a Fund receives, designates and distributes may be subject to a reduced tax rate if you meet certain holding period and other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Absent further legislation, the reduced maximum rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2012 and such income will be taxable at ordinary income tax rates. Distributions from the Funds may qualify for the reduced tax rates on qualified dividend income.

Each redemption, sale or exchange of shares of a Fund is a taxable event for shareholders that are subject to tax. You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Any capital gain or loss generally will be treated as short term if you held the shares 12 months or less, and long term if you held the shares for longer.

Shareholders that are tax-exempt, such as individual retirement accounts or other tax-qualified plans, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on redemptions, sales or exchanges of Fund shares. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. Plan participants should consult their own tax advisors with respect to taxation of their particular retirement plan.

Investors should consider the tax consequences of buying shares of a Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.

Recent legislation effective beginning in 2013 generally provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. If you purchase Fund shares through a broker (or other middleman) on or after such date, please contact that broker (or middleman) with respect to the reporting of cost basis and available elections for your account. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent that a Fund invests directly or indirectly in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If a Fund makes such an election, it will provide you with the information necessary to reflect the foreign taxes paid on your income tax return.

As with all mutual funds, a Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

THE ABOVE DISCUSSION IS MEANT ONLY AS A SUMMARY; MORE INFORMATION IS AVAILABLE IN THE SAI. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSIDERATIONS AND POSSIBLE ADDITIONAL WITHHOLDING TAXES FOR NON-U.S. SHAREHOLDERS.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                   APPENDIX 1

                 VOLATILITY GLIDE PATH FOR INDEX FOR EACH FUND
--------------------------------------------------------------------------------
               CITI MARKET PILOT    CITI MARKET PILOT       CITI MARKET PILOT
JANUARY 1,        2020 INDEX           2030 INDEX              2040 INDEX
--------------------------------------------------------------------------------
2012                11.76%               16.67%                   18.87%
--------------------------------------------------------------------------------
2013                11.02%               16.34%                   18.71%
--------------------------------------------------------------------------------
2014                10.20%               16.01%                   18.54%
--------------------------------------------------------------------------------
2015                 9.30%               15.60%                   18.36%
--------------------------------------------------------------------------------
2016                 8.29%               15.19%                   18.18%
--------------------------------------------------------------------------------
2017                 7.15%               14.72%                   17.96%
--------------------------------------------------------------------------------
2018                 5.88%               14.21%                   17.73%
--------------------------------------------------------------------------------
2019                 4.44%               13.67%                   17.50%
--------------------------------------------------------------------------------
2020                 2.80%               13.08%                   17.25%
--------------------------------------------------------------------------------
2021             Same as 2020            12.44%                   17.00%
--------------------------------------------------------------------------------
2022             Same as 2020            11.76%                   16.67%
--------------------------------------------------------------------------------
2023             Same as 2020            11.02%                   16.34%
--------------------------------------------------------------------------------
2024             Same as 2020            10.20%                   16.01%
--------------------------------------------------------------------------------
2025             Same as 2020             9.30%                   15.60%
--------------------------------------------------------------------------------
2026             Same as 2020             8.29%                   15.19%
--------------------------------------------------------------------------------
2027             Same as 2020             7.15%                   14.72%
--------------------------------------------------------------------------------
2028             Same as 2020             5.88%                   14.21%
--------------------------------------------------------------------------------
2029             Same as 2020             4.44%                   13.67%
--------------------------------------------------------------------------------
2030             Same as 2020             2.80%                   13.08%
--------------------------------------------------------------------------------
2031             Same as 2020         Same as 2030                12.44%
--------------------------------------------------------------------------------
2032             Same as 2020         Same as 2030                11.76%
--------------------------------------------------------------------------------
2033             Same as 2020         Same as 2030                11.02%
--------------------------------------------------------------------------------
2034             Same as 2020         Same as 2030                10.20%
--------------------------------------------------------------------------------
2035             Same as 2020         Same as 2030                 9.30%
--------------------------------------------------------------------------------
2036             Same as 2020         Same as 2030                 8.29%
--------------------------------------------------------------------------------
2037             Same as 2020         Same as 2030                 7.15%
--------------------------------------------------------------------------------
2038             Same as 2020         Same as 2030                 5.88%
--------------------------------------------------------------------------------
2039             Same as 2020         Same as 2030                 4.44%
--------------------------------------------------------------------------------
2040             Same as 2020         Same as 2030                 2.80%
--------------------------------------------------------------------------------
Later            Same as 2020         Same as 2030             Same as 2040
Years
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND
                            CITI MARKET PILOT FUNDS

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC
388 Greenwich Street
New York, New York 10013

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 25, 2012, includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports will contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also will contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-855-CITI-FUND

BY MAIL:      Citi Funds
              PO Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.funds.citi.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 CFM-PS-002-0100

                      STATEMENT OF ADDITIONAL INFORMATION

                          CITI MARKET PILOT 2020 FUND
                                A SHARES (CFTBX)
                                I SHARES (CFTZX)
                          CITI MARKET PILOT 2030 FUND
                                A SHARES (CFTCX)
                                I SHARES (CFTYX)
                          CITI MARKET PILOT 2040 FUND
                                A SHARES (CFTDX)
                                I SHARES (CFTWX)

               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                  MAY 25, 2012

                              INVESTMENT ADVISER:
               CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Citi Market Pilot 2020 Fund, the Citi Market Pilot 2030 Fund and the Citi Market Pilot 2040 Fund (each, a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses dated May 25, 2012. Capitalized terms not defined herein are defined in the prospectuses. Shareholders may obtain copies of the Funds' prospectuses or Annual Report, when available, free of charge by writing to the Trust at Citi Funds, PO Box 219009, Kansas City, MO 64121-9009 or calling the Fund at 1-855-CITI-FUND.

                               TABLE OF CONTENTS

THE TRUST ..................................................................   1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND
  POLICIES .................................................................   1
DESCRIPTION OF PERMITTED INVESTMENTS .......................................   2
INVESTMENT LIMITATIONS .....................................................  28
THE ADVISER ................................................................  30
PORTFOLIO MANAGERS .........................................................  31
THE ADMINISTRATOR ..........................................................  33
THE DISTRIBUTOR ............................................................  33
SHAREHOLDER SERVICES .......................................................  34
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  35
THE TRANSFER AGENT .........................................................  36
THE CUSTODIAN ..............................................................  36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................  36
LEGAL COUNSEL ..............................................................  36
TRUSTEES AND OFFICERS OF THE TRUST .........................................  36
PURCHASING AND REDEEMING SHARES ............................................  46
DETERMINATION OF NET ASSET VALUE ...........................................  47
TAXES ......................................................................  48
FUND TRANSACTIONS ..........................................................  55
PORTFOLIO HOLDINGS .........................................................  57
DESCRIPTION OF SHARES ......................................................  58
SHAREHOLDER LIABILITY ......................................................  58
LIMITATION OF TRUSTEES' LIABILITY ..........................................  59
PROXY VOTING ...............................................................  59
CODES OF ETHICS ............................................................  59
5% AND 25% SHAREHOLDERS ....................................................  59
APPENDIX A -- DESCRIPTION OF RATINGS ....................................... A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ......................... B-1


May 25, 2012                                                     CFM-SX-001-0100

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in I Shares and A Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" section in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective(s) and principal investment strategies are described in the Funds' prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectuses. As described in the prospectuses, the Adviser expects that the Funds will invest in ETFs or similar products, investments underlying these products, futures or swaps directly linked to an Index constituent (or futures or swaps on an instrument underlying an Index constituent) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. For a description of certain permitted investments in which the Fund may invest directly or to which the Funds may have indirect exposure through its investments in ETFs or similar products, see the "Description of Permitted Investments" section in this SAI.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund's investment objective(s) and permitted by the Fund's stated investment policies.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and Citigroup First Investment Management Americas LLC (the "Adviser") takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

MASTER LIMITED PARTNERSHIPS -- Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Qualifying sources also include income and gains from commodities and from futures, forwards and options with respect to commodities if the MLP has a "principal activity" of buying and selling commodities or options, futures or forwards with respect to commodities. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

REAL ESTATE INVESTMENT TRUSTS -- A Real Estate Investment Trust (a "REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as "Equity REITs" and "Mortgage REITs". An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

EXCHANGE-TRADED FUNDS -- The Funds may invest in exchange-traded funds. ETFs are structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. See "Investment Company Securities" below. ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Funds do not invest in "enhanced ETFs" that seek to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index or commodity-linked swaps, futures contracts, and options on securities, futures contracts, and stock indices.

Other exchange-traded products that are similar to ETFs may be structured as publicly traded partnerships that are treated as partnerships for federal income tax purposes, grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These products typically hold commodities, precious metals, currency or other non-securities investments. For convenience, references to ETFs below include these exchange-traded products.

ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
     o Factors affecting an entire industry, such as increases in production costs; and
     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES -- Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES -- Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") -- Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.
 In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Industrial development and pollution control bonds are bonds issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in Appendix A or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -- GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -- FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC -- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and
     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which consists of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche," may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly, similar to pass-through securities.

The credit risk of all CMOs are not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- A Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
     o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCES -- Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A -- Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

EXCHANGE-TRADED NOTES ("ETNS") -- Certain Funds may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. A Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

INFLATION-PROTECTED OBLIGATIONS ("TIPS") -- The Funds may invest in inflation-protected public obligations of major governments and emerging market countries, commonly known as TIPS. TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

     o    PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded in a Fund's portfolio, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. However, since each Fund seeks performance that, before taxes and expenses, approximates the performance of its designated index, if a security is directly or indirectly reflected in the index, it is likely that the Fund will buy the security regardless of its rating. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. Since each Fund seeks performance that, before taxes and expenses, approximates the performance of its designated index, if a Fund has exposure to an investment that is directly or indirectly reflected in the index, it is likely that the Fund will maintain this exposure even if the investment is downgraded.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;
     o They can invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments; and
     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS -- ADRs, as well as other "hybrid" forms of ADRs, including EDRs and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U. S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested.

Since each Fund seeks performance that, before taxes and expenses, approximates the performance of its designated index, the Funds do not intend to invest in derivatives for the purpose of "hedging" -- i.e., they do not intend to invest in derivatives for protection from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Nor do the Funds intend to utilize derivatives for speculation purposes. Rather, the Funds intend to use derivatives to gain exposure to Index constituents or other instruments the Adviser believes will assist the Funds in tracking their respective Index.

Although the Funds do not intend to enter into derivatives to create leverage, many derivatives have a leverage or borrowing component, and adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretation of the SEC and its staff.

TYPES OF DERIVATIVES:

FUTURES -- A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). As with futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

     o    PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

          o    Allowing it to expire and losing its entire premium;

          o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

          o    Closing it out in the secondary market at its current price.

The Funds do not expect to write put or call options.

     o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts.

To the extent the Funds invest in futures, options on futures or other instruments subject to regulation by the Commodity Futures Trading Commission ("CFTC"), they will do so in reliance upon and in accordance with CFTC Rule 4.5. The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with CFTC Rule 4.5. Therefore, neither the Trust nor any of its series is deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act ("CEA"), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Adviser is not deemed to be a "commodity pool operator" or "commodity trading adviser" with respect to the advisory services it provides to the Funds. The CFTC recently adopted amendments to CFTC Rule 4.5 and has proposed additional regulatory requirements that may affect the extent to which the Funds invest in instruments that are subject to regulation by the CFTC and impose additional regulatory obligations on the Funds and the Adviser.

     o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

SWAPS

SWAP AGREEMENTS -- A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

Although the Funds do not intend to enter into swap agreements to create leverage, a swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets -- during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

     o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

     o    COMMODITY-LINKED SWAPS

A commodity-linked swap is an agreement between two parties in which one party agrees to make payments over the term of the swap to the other party based upon the price of the underlying commodity or commodity index. By entering into a commodity-linked swap a Fund can gain exposure to the commodity or the commodities underlying the index without actually purchasing the commodities. Commodity-linked swaps involve the risk associated with the commodities.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, currency exchange rates or commodity prices may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

CORRELATION RISK -- A Fund's ability to gain exposure to securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is attempting to gain exposure to may not move in the same amount, or even in the same direction as the security. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities to which it is trying to gain exposure. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY -- Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract; and

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

PRICING RISK -- At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN -- Although the Funds do not intend to enter into derivatives to create leverage, because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY -- The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

The Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to certain ETFs, including, without limitation, SPDR, iShares, and Vanguard exchange-traded funds, and procedures approved by the Board, the Funds may invest in such ETFs in excess of the percentage limits described above, provided that the Funds otherwise comply with the applicable conditions of the SEC orders, as amended, and any other applicable investment limitations. No such ETF or any investment adviser or sponsor of such ETF makes any representations regarding the advisability of investing in such ETF.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral shall at all times have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Funds will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. The Funds will in each instance establish a segregated account with the Trust's custodian bank in which the Funds will maintain cash or cash equivalents or other portfolio securities equal in value to the Funds' obligations in respect of reverse repurchase agreements.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the

Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Funds may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Funds may invest in to the Adviser.

WHEN -ISSUED, DELAYED -- DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

Each Fund's investment objective is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund will give its shareholders at least 60 days' prior written notice of any change in its investment objective.

The following investment limitation of each Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. This non-fundamental policy is based upon the regulations currently set forth in SEC staff guidance under the 1940 Act.

Each Fund may not:

1. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act requires that every investment company have a fundamental investment policy governing real estate investments. The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

COMMODITIES. The 1940 Act requires that every investment company have a fundamental investment policy governing commodities. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) currency.

THE ADVISER

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC, an indirect subsidiary of Citigroup, Inc., serves as the investment adviser to the Funds. The Adviser is a newly formed Delaware limited liability company that is managed as part of the Multi Asset Group of the Institutional Clients Group of Citigroup, Inc. The Multi Asset Group also includes non-U.S. based investment advisers that have been in the asset management business since 2007, and as of March 31, 2012, had approximately $2.8 billion in assets under management. The Adviser's principal place of business is located at 388 Greenwich Street, New York, New York
10013.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep net expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's I and A Shares' average daily net assets, until May 24, 2013.

In addition, if at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Fund may pay the Adviser the difference between the Fund's total annual fund operating expenses (not including excluded expenses) and the expense cap so that the Adviser may recover all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.

Since each Fund pays the Adviser advisory fees based on a percentage of the Fund's net assets, the Adviser will continue to receive advisory fees at the same percentage of net assets, regardless of Fund investment performance. Other Citi affiliates may also be paid fees for services provided to the Fund. If and to the extent permitted by applicable law and Fund procedures, the Funds also may use Citi as a broker for Fund transactions (See "Brokerage with Fund Affiliates" below) and enter into certain insurance and other joint transactions with the Funds.

Citi also may receive intangible benefits from its relationship with the Funds. For example, assets in the Funds will increase the assets under management of the Multi Asset Group of its Institutional Clients Group, which may assist it in generating additional business. In addition, when appropriate investment alternatives are available, the investment decision made for a Fund, to the extent consistent with the Adviser's fiduciary duty to the Fund, may be more beneficial to the Adviser than other alternatives.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. Since Adviser portfolio managers are dual-hatted employees of Citigroup Global Markets Inc., an affiliated broker-dealer ("CGMI"), determination of annual compensation will be based on an overall assessment of an individual's performance of both his/her advisory responsibilities for the Funds, as well as performance of his/her broker-dealer responsibilities, which may include hedging, market making and other trading and investment activities with or for the accounts of non-fiduciary customers or for the accounts of Citi and its affiliates. Compensation for such personnel is comprised of a base salary and discretionary variable compensation.

The base salary is fixed from year to year and is typically determined based on market factors and the skill and experience of the individual. Year-end discretionary variable compensation is primarily based on an assessment of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of the Adviser, CGMI and Citigroup Inc.; the Adviser's net revenues for the past year derived from management fees; net revenues generated by each portfolio manager's performance of his/her responsibilities as a broker-dealer employee; and anticipated compensation levels among competitor firms. The discretionary variable compensation of portfolio managers is also significantly influenced by an individual's management of risk in alignment with the targeted risk parameter and investment objective of the Funds, as well as risk management of trading and investment activities in alignment with broker-dealer risk limits. An individual's general client/shareholder orientation and teamwork and leadership skills are also considered.

There is no fixed percentage allocation to compensation between an individual's advisory and broker-dealer performance, rather, there is a year-end assessment of overall performance. Depending on the aggregate net assets of the Funds and therefore the revenues generated by the Adviser per its management fees, performance of advisory responsibilities could be a relatively small factor in determination of overall compensation.

OTHER COMPENSATION - In addition to base salary and discretionary variable compensation, Citi has a number of additional benefits in place including: (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate, subject to certain eligibility requirements. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Because the Funds are new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Funds.

OTHER ACCOUNTS. The portfolio managers are not currently responsible for the day-to-day management of any other accounts for clients of the Adviser. However, one of the portfolio managers is primarily responsible for the day-to-day management of other accounts as described under the table below. The information in the table is provided as of May 18, 2012.

-----------------------------------------------------------------------------------------
              REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                     COMPANIES                VEHICLES            OTHER ACCOUNTS
             ---------------------------------------------------------------------------
               NUMBER      TOTAL       NUMBER
                 OF        ASSETS        OF     TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
NAME          ACCOUNTS   (MILLIONS)   ACCOUNTS    (MILLIONS)    ACCOUNTS     (MILLIONS)
-----------------------------------------------------------------------------------------
Niaz Haider      0          $0           0           $0            1            $120
-----------------------------------------------------------------------------------------
Oscar Loynaz     0          $0           0           $0            0            $  0
-----------------------------------------------------------------------------------------

In his capacity as an officer of CGMI, Mr. Haider is responsible for the day to day management of various transactions entered into by CGMI and its affiliates from time to time for the purpose of hedging the exposure of CGMI and its affiliates resulting from customer transactions (the "hedging portfolio"). This hedging portfolio is included opposite his name under the heading "Other Accounts" in the table above. Although the Adviser does not have any interest in the hedging portfolio and will not receive any advisory fee in connection with its management, Mr. Haider may receive year-end discretionary variable compensation based on its performance. See "Compensation" above.

As a result of the activities described in the prospectuses and the SAI, the Funds' portfolio managers may have conflicts of interest in connection with their management of the Funds' investments, including without limitation conflicts in allocating their time and services to the Funds and in making trading decisions on behalf of the Funds. Other potential conflicts could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other portfolios and to the disadvantage of the Funds. However, the Adviser has established policies and procedures designed to address these conflicts, fairly and equitably allocate the purchase and sale of securities to the Funds and prevent knowledge of Fund trades being used to the Funds' disadvantage. See "Investment Adviser, Conflicts" in the prospectuses.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
    FEE (AS A PERCENTAGE OF AGGREGATE
         AVERAGE ANNUAL ASSETS)               FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                0.08%                                First $2 billion
--------------------------------------------------------------------------------
                0.07%                                 Next $1 billion
--------------------------------------------------------------------------------
                0.05%                                 Next $2 billion
--------------------------------------------------------------------------------
                0.04%                                 Next $5 billion
--------------------------------------------------------------------------------
                0.03%                                Over $10 billion
--------------------------------------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 for the Citi fund complex, and is applicable to each portfolio within the fund complex.

o For each additional class of shares of a fund established after the initial (1) class of shares per fund, the minimum annual fee will be increased by $10,000.

THE DISTRIBUTOR

GENERAL.  SEI Investments Distribution Co.  (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

DEALER REALLOWANCES. A Shares of the Funds are sold subject to a front-end sales charge as described in the A Shares prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A Shares.

--------------------------------------------------------------------------------
                                 $100,000    $250,000    $500,000
                     LESS THAN   BUT LESS    BUT LESS    BUT LESS
                     $100,000      THAN        THAN        THAN       $1,000,000
FUND                             $250,000    $500,000   $1,000,000     AND OVER
--------------------------------------------------------------------------------
Citi Market Pilot
2020 Fund              4.50%       3.50%      2.50%        2.00%        0.00%
--------------------------------------------------------------------------------
Citi Market Pilot
2030 Fund              4.50%       3.50%      2.50%        2.00%        0.00%
--------------------------------------------------------------------------------
Citi Market Pilot
2040 Fund              4.50%       3.50%      2.50%        2.00%        0.00%
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets of A Shares of a Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to help market, promote, distribute or otherwise support the Funds, including without limitation payments to financial intermediaries, such as affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support. Personnel of Citi-affiliated broker-dealers or other financial intermediaries may benefit if their compensation is affected by these payments.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

These payments by the Adviser and/or its affiliates may create a conflict of interest by influencing the beneficiary of the payment to recommend the Fund over another investment. Conversely, payments by others may influence the beneficiary of those payments to recommend other investments over the Funds. In addition, Citi's business relationships with broker-dealers or other financial intermediaries may have the indirect effect of influencing them to recommend the Fund over other investments.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6(th) Floor, San Francisco, CA 94104 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, including those described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser for the Funds and the Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by their respective advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser for a fund, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser for each fund. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

--------------------------------------------------------------------------------------------------------------------
                         POSITION
                         WITH TRUST AND
NAME AND                 LENGTH                  PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD
DATE OF BIRTH            OF TERM                 IN THE PAST 5 YEARS         IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert Nesher            Chairman of the         SEI employee 1974 to        Current Directorships: Trustee of The
(08/17/46)               Board of Trustees(1)    present; currently          Advisors' Inner Circle Fund II,
                         (since 1991)            performs various            Bishop Street Funds, SEI Daily
                                                 services on behalf of       Income Trust, SEI Institutional
                                                 SEI Investments for         International Trust, SEI Institutional
                                                 which Mr. Nesher is         Investments Trust, SEI Institutional
                                                 compensated. President      Managed Trust, SEI Liquid Asset
                                                 and Director of SEI         Trust, SEI Asset Allocation Trust, SEI
                                                 Structured Credit Fund,     Tax Exempt Trust and Adviser
                                                 LP. President and Chief     Managed Trust. President and
                                                 Executive Officer of        Director of SEI Structured Credit
                                                 SEI Alpha Strategy          Fund, L.P. Director of SEI Global
                                                 Portfolios, LP, June        Master Fund plc, SEI Global Assets
                                                 2007 to present.            Fund plc, SEI Global Investments
                                                 President and Director      Fund plc, SEI Investments--Global
                                                 of SEI Opportunity          Funds Services, Limited, SEI
                                                 Fund, L.P. to 2010.         Investments Global, Limited, SEI
                                                                             Investments (Europe) Ltd., SEI
                                                                             Investments--Unit Trust Management
                                                                             (UK) Limited, SEI Multi-Strategy
                                                                             Funds PLC, SEI Global Nominee Ltd.
                                                                             and SEI Alpha Strategy Portfolios,
                                                                             LP.
                                                                             Former Directorships: Director of SEI
                                                                             Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                         POSITION
                         WITH TRUST AND
NAME AND                 LENGTH                  PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD
DATE OF BIRTH            OF TERM                 IN THE PAST 5 YEARS         IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
William M. Doran         Trustee(1)              Self-Employed               Current Directorships: Trustee of The
(05/26/40)               (since 1992)            Consultant since 2003.      Advisors' Inner Circle Fund II,
                                                 Partner at Morgan,          Bishop Street Funds, SEI Daily
                                                 Lewis & Bockius LLP         Income Trust, SEI Institutional
                                                 (law firm) from 1976 to     International Trust, SEI Institutional
                                                 2003. Counsel to the        Investments Trust, SEI Institutional
                                                 Trust, SEI Investments,     Managed Trust, SEI Liquid Asset
                                                 SIMC, the Administrator     Trust, SEI Asset Allocation Trust and
                                                 and the Distributor.        SEI Tax Exempt Trust and Adviser
                                                                             Managed Trust. Director of SEI Alpha
                                                                             Strategy Portfolios, LP. Director of
                                                                             SEI Investments (Europe), Limited,
                                                                             SEI Investments--Global Funds
                                                                             Services, Limited, SEI Investments
                                                                             Global, Limited, SEI Investments
                                                                             (Asia), Limited and SEI Asset Korea
                                                                             Co., Ltd., SEI Global Nominee Ltd.
                                                                             and SEI Investments -- Unit Trust
                                                                             Management (UK) Limited. Director
                                                                             of the Distributor since 2003.
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom       Trustee                 Self-Employed Business      Current Directorships: Trustee of The
(08/20/34)               (since 2005)            Consultant, Business        Advisors' Inner Circle Fund II and
                                                 Projects Inc. since 1997.   Bishop Street Funds; Director of
                                                                             Oregon Transfer Co.
--------------------------------------------------------------------------------------------------------------------
John K. Darr             Trustee                 Retired. CEO, Office of     Current Directorships: Trustee of The
(08/17/44)               (since 2008)            Finance, Federal Home       Advisors' Inner Circle Fund II and
                                                 Loan Bank, from 1992 to     Bishop Street Funds. Director of
                                                 2007.                       Federal Home Loan Bank of
                                                                             Pittsburgh and Manna, Inc. (non-
                                                                             profit developer of affordable housing
                                                                             for ownership). Director of Meals on
                                                                             Wheels, Lewes/Rehoboth Beach.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                         POSITION
                         WITH TRUST AND
NAME AND                 LENGTH                  PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD
DATE OF BIRTH            OF TERM                 IN THE PAST 5 YEARS         IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.    Trustee                 Self Employed               Current Directorships: Trustee of The
(05/28/52)               (since 2011)            Consultant since January    Advisors' Inner Circle Fund II and
                                                 2012; Director of           Bishop Street Funds.
                                                 Endowments and
                                                 Foundations, Morningstar
                                                 Investment Management,
                                                 Morningstar, Inc.,
                                                 February 2010 to May
                                                 2011; Director of
                                                 International Consulting
                                                 and Chief Executive
                                                 Officer of Morningstar
                                                 Associates Europe
                                                 Limited, Morningstar,
                                                 Inc., May 2007 to
                                                 February 2010; Country
                                                 Manager -- Morningstar
                                                 UK Limited,
                                                 Morningstar, Inc., June
                                                 2005 to May 2007.
--------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson      Trustee                 Retired. Private Investor   Current Directorships: Trustee of The
(03/01/42)               (since 2005)            since 1994.                 Advisors' Inner Circle Fund II,
                                                                             Bishop Street Funds, SEI Asset
                                                                             Allocation Trust, SEI Daily Income
                                                                             Trust, SEI Institutional International
                                                                             Trust, SEI Institutional Managed
                                                                             Trust, SEI Institutional Investments
                                                                             Trust, SEI Liquid Asset Trust, SEI
                                                                             Tax Exempt Trust and SEI Alpha
                                                                             Strategy Portfolios, LP and Adviser
                                                                             Managed Trust. Director, Federal
                                                                             Agricultural Mortgage Corporation
                                                                             (Farmer Mac) since 1997.
--------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian       Trustee                 Vice President,             Current Directorships: Trustee of The
(01/23/43)               (since 2005)            Compliance, AARP            Advisors' Inner Circle Fund II and
                                                 Financial Inc. from 2008    Bishop Street Funds.
                                                 to 2010. Self-Employed
                                                 Legal and Financial
                                                 Services Consultant since
                                                 2003. Counsel (in-house)
                                                 for State Street Bank
                                                 from 1995 to 2003.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                         POSITION
                         WITH TRUST AND
NAME AND                 LENGTH                  PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD
DATE OF BIRTH            OF TERM                 IN THE PAST 5 YEARS         IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Bruce Speca              Trustee                 Global Head of Asset        Current Directorships: Trustee of The
(02/12/56)               (since 2011)            Allocation, Manulife        Advisors' Inner Circle Fund II and
                                                 Asset Management            Bishop Street Funds.
                                                 (subsidiary of Manulife
                                                 Financial), June 2010 to
                                                 May 2011; Executive
                                                 Vice President --
                                                 Investment Management
                                                 Services, John Hancock
                                                 Financial Services
                                                 (subsidiary of Manulife
                                                 Financial), June 2003 to
                                                 June 2010.
--------------------------------------------------------------------------------------------------------------------
James M. Storey          Trustee                 Attorney, Solo              Current Directorships:
(04/12/31)               (since 1994)            Practitioner since 1994.    Trustee/Director of The Advisors'
                                                                             Inner Circle Fund II, Bishop Street
                                                                             Funds and U.S. Charitable Gift Trust.
                                                                             Trustee of SEI Daily Income Trust,
                                                                             SEI Institutional International Trust,
                                                                             SEI Institutional Investments Trust,
                                                                             SEI Institutional Managed Trust, SEI
                                                                             Liquid Asset Trust, SEI Asset
                                                                             Allocation Trust, SEI Tax Exempt
                                                                             Trust and SEI Alpha Strategy
                                                                             Portfolios, L.P. until December 2010.
--------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.  Trustee                 Retired since January       Current Directorships: Trustee/
(11/13/42)               (since 1999)            2012. Self-employed         Director of State Street Navigator
                                                 Consultant, Newfound        Securities Lending Trust, The
                                                 Consultants Inc. April      Advisors' Inner Circle Fund II,
                                                 1997 to December 2011.      Bishop Street Funds, SEI Structured
                                                                             Credit Fund, LP, SEI Daily Income
                                                                             Trust, SEI Institutional International
                                                                             Trust, SEI Institutional Investments
                                                                             Trust, SEI Institutional Managed
                                                                             Trust, SEI Liquid Asset Trust, SEI
                                                                             Asset Allocation Trust, SEI Tax
                                                                             Exempt Trust and SEI Alpha Strategy
                                                                             Portfolios, LP and Adviser Managed
                                                                             Trust; member of the independent
                                                                             review committee for SEI's Canadian-
                                                                             registered mutual funds.

                                                                             Former Directorships: Director of SEI
                                                                             Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty-two (22) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as

          Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
NAME                 DOLLAR RANGE OF FUND SHARES(1)     SHARES (ALL FUNDS)(2,3)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Nesher                           None                           None
--------------------------------------------------------------------------------
Doran                            None                           None
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Carlbom                          None                           None
--------------------------------------------------------------------------------
Darr                             None                           None
--------------------------------------------------------------------------------
Grause                           None                           None
--------------------------------------------------------------------------------
Johnson                          None                           None
--------------------------------------------------------------------------------
Krikorian                        None                           None
--------------------------------------------------------------------------------
Speca                            None                           None
--------------------------------------------------------------------------------
Storey                           None                           None
--------------------------------------------------------------------------------
Sullivan                         None                           None
--------------------------------------------------------------------------------

(1) Because the Funds are new, as of the date of this SAI, none of the Trustees owned shares of the Funds.
(2)  Valuation date is December 31, 2010.
(3)  The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

-------------------------------------------------------------------------------------------------------
                                       PENSION OR
                                    RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                       AGGREGATE    ACCRUED AS PART OF     BENEFITS UPON        THE TRUST AND FUND
NAME                 COMPENSATION     FUND EXPENSES          RETIREMENT             COMPLEX(2)
-------------------------------------------------------------------------------------------------------
                                                                            $0 for service on one (1)
Robert A. Nesher(1)      $0                N/A                  N/A          board
-------------------------------------------------------------------------------------------------------
                                                                            $0 for service on one (1)
William M. Doran(1)      $0                N/A                  N/A          board
-------------------------------------------------------------------------------------------------------
                                                                            $47,719 for service on one
Charles E. Carlbom    $47,719              N/A                  N/A          (1) board
-------------------------------------------------------------------------------------------------------
                                                                            $47,719 for service on one
John K. Darr          $47,719              N/A                  N/A          (1) board
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                       PENSION OR
                                    RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                       AGGREGATE    ACCRUED AS PART OF     BENEFITS UPON        THE TRUST AND FUND
NAME                 COMPENSATION     FUND EXPENSES          RETIREMENT             COMPLEX(2)
-------------------------------------------------------------------------------------------------------
Joseph T. Grause        N/A(3)             N/A                  N/A                  N/A(3)
-------------------------------------------------------------------------------------------------------
                                                                             $47,719 for service on one
Mitchell A. Johnson    $47,719             N/A                  N/A          (1) board
-------------------------------------------------------------------------------------------------------
                                                                             $47,719 for service on one
Betty L. Krikorian     $47,719             N/A                  N/A          (1) board
-------------------------------------------------------------------------------------------------------
Bruce Speca            N/A(3)              N/A                  N/A                  N/A(3)
-------------------------------------------------------------------------------------------------------
                                                                             $47,719 for service on one
James M. Storey        $47,719             N/A                  N/A          (1) board
-------------------------------------------------------------------------------------------------------
                                                                             $47,719 for service on one
George J. Sullivan     $47,719             N/A                  N/A          (1) board
-------------------------------------------------------------------------------------------------------

(1)  A Trustee who is an "interested person" as defined by the 1940 Act.
(2)  The Trust is the only investment company in the "Fund Complex."
(3) Joined the Board of Trustees on November 17, 2011 and has not completed a full fiscal year of service.

TRUST OFFICERS. Set forth below are the names, dates of birth, length of term of office, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

----------------------------------------------------------------------------------------------------------
NAME AND           POSITION WITH        PRINCIPAL OCCUPATIONS IN PAST 5           OTHER DIRECTORSHIPS HELD
DATE OF BIRTH      TRUST AND LENGTH     YEARS
                   OF TERM
----------------------------------------------------------------------------------------------------------
Michael Beattie    President            Director of Client Service at SEI from    None.
(03/13/65)         (since 2011)         2004 to 2011. Vice President at SEI
                                        from 2009 to November 2011.
----------------------------------------------------------------------------------------------------------
Michael            Treasurer,           Director, SEI Investments, Fund           None.
Lawson             Controller and       Accounting since July 2005. Manager,
(10/08/60)         Chief Financial      SEI Investments, Fund Accounting at
                   Officer              SEI Investments AVP from April 1995
                   (since 2005)         to February 1998 and November 1998
                                        to July 2005.
----------------------------------------------------------------------------------------------------------
Russell Emery      Chief Compliance     Chief Compliance Officer of SEI           None.
(12/18/62)         Officer              Structured Credit Fund, LP and SEI
                   (since 2006)         Alpha Strategy Portfolios, LP since
                                        June 2007. Chief Compliance Officer
                                        of SEI Opportunity Fund, L.P., SEI
                                        Institutional Managed Trust, SEI Asset
                                        Allocation Trust, SEI Institutional
                                        International Trust, SEI Institutional
                                        Investments Trust, SEI Daily Income
                                        Trust, SEI Liquid Asset Trust and SEI
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NAME AND           POSITION WITH        PRINCIPAL OCCUPATIONS IN PAST 5           OTHER DIRECTORSHIPS HELD
DATE OF BIRTH      TRUST AND LENGTH     YEARS
                   OF TERM
----------------------------------------------------------------------------------------------------------
                                        Tax Exempt Trust since March 2006.
                                        Director of Investment Product
                                        Management and Development, SEI
                                        Investments, since February 2003;
                                        Senior Investment Analyst -- Equity
                                        Team, SEI Investments, from March
                                        2000 to February 2003.
----------------------------------------------------------------------------------------------------------
Timothy D.         Vice President and   General Counsel and Secretary of          None.
Barto              Assistant            SIMC and the Administrator since
(03/28/68)         Secretary (since     2004. Vice President of SIMC and the
                   1999)                Administrator since 1999. Vice
                                        President and Assistant Secretary of
                                        SEI Investments since 2001. Assistant
                                        Secretary of SIMC, the Administrator
                                        and the Distributor, and Vice President
                                        of the Distributor from 1999 to 2003.
----------------------------------------------------------------------------------------------------------
Dianne M.          Vice President       Counsel at SEI Investments since 2010.    None.
Sulzbach           and Secretary        Associate at Morgan, Lewis & Bockius
(07/18/77)         (since 2011)         LLP from 2006 to 2010. Associate at
                                        Morrison & Foerster LLP from 2003 to
                                        2006. Associate at Stradley Ronon
                                        Stevens & Young LLP from 2002 to
                                        2003.
----------------------------------------------------------------------------------------------------------
Keri Rohn          Privacy Officer      Compliance Officer at SEI Investments     None.
(8/24/80)          (since 2009)         since 2003.
                   AML Officer
                   (since 2011)
----------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

Except as otherwise provided, the following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and shareholders of the Funds who are subject to U.S. federal income tax, hold their shares as capital assets and are U.S. persons for U.S. federal income tax purposes, and is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

RIC MODERNIZATION ACT

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the "RIC Mod Act") which makes certain beneficial changes for regulated investment companies ("RICs") and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests described below. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of income and gains.

QUALIFICATIONS AS A RIC

Each Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders a sum equal to or exceeding 90% of its investment company taxable income (generally net investment income plus certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and 90% of its net tax exempt interest income, if any, for each tax year to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Income Test"); (ii) at the end of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Diversification Test").

If a Fund meets the Distribution Requirement, but chooses to retain some portion of investment company taxable income or net capital gain, the Fund generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

If any Fund fails to satisfy the 90% Income Test or the Diversification Test in any taxable year, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Test if a Fund corrects the failure within a specified period in the manner required by the Internal Revenue Service ("IRS").

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where such a Fund corrects the failure within a specified period. If a Fund fails to qualify for any taxable year as a RIC and these relief provisions are not available, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividend-received deduction for corporate shareholders and for the lower capital gains rates applicable to qualified dividend income (for tax years ending prior to December 31, 2012) for individual shareholders to the extent they would qualify if the Fund was a regular corporation. In addition, such a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals are made applicable to RICs and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute a sum equal to at least 90% of its annual investment company taxable income and net tax-exempt income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short-and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Funds' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends they received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds generally receive income in the form of dividends and interest on investments. This income, plus certain foreign currency gains and net short-term capital gains, if any, less expenses incurred in the operation of the Funds, generally constitutes the Funds' investment company taxable income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds currently are eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distribution to shareholders as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder),
(ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that a Fund receives from another investment company or ETF taxable as a regulated investment company will be treated as qualified dividend income only to the extent so designated by such investment company or ETF. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gain will be taxable as long-term capital gains regardless of how long a Fund's shares have been held by the shareholder.

The Funds will report annually to their shareholders the amount of the Funds' distributions that qualify for the reduced tax rates on qualified dividend income, if any.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to those shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule also will apply to shares received through the reinvestment of dividends during the 61-day period.

Recent legislation effective beginning in 2013 generally provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Legislation passed by Congress in 2008 requires the Funds (or their administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. If you purchase Fund shares through a broker (or other middleman) on or after such date, please contact that broker (or middleman) with respect to the reporting of cost basis and available elections for your account. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a RIC in which a Fund invests qualifies to pass through a federal income tax credit or deduction to its shareholders



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for its foreign taxes paid, the Fund may choose to elect to pass through its allocable amount of such tax credit or deduction to its shareholders, provided that at the close of each quarter of each taxable year at least 50% of the value of the Fund's total assets is represented by interests in other RICs. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. Based upon its investment objectives, the Funds may be eligible to make the election.

STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds' to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. Foreign exchange gains when distributed will be taxable to you as ordinary dividends, and any foreign exchange losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.



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

A Fund's investment in REITs may require the Fund to pass-through certain "excess inclusion income" as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

COMMODITY-LINKED DERIVATIVES. The status of the swap agreements and other commodity-linked derivative instruments under the RIC qualification tests has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income. Each Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income. The Funds may also gain exposure to commodities through investments in certain qualified publicly traded partnerships.

In general, with respect to the Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

QUALIFIED PUBLICLY TRADED PARTNERSHIPS. Certain Funds intend to invest in certain MLPs and other entities which may be treated as qualified publicly traded partnerships, as defined in Section 851(h) of the Code ("QPTP"). A QPTP is an entity that is treated as a partnership for federal income tax purposes
(1) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof,
(2) that derives at least 90% of its income from passive sources defined in Code Section 7704(d), and (3) that derives less than 90% of its income from the qualifying income sources in the 90% Income Test. The net income from QPTPs is qualifying income for purposes of the 90% Income Test, but a Fund's investment in one or more of such QPTPs is limited under the Diversification Test to no more than 25% of the value of the Fund's assets. If a QPTP fails to qualify as a QPTP for any taxable year, the entity may be classified instead as a partnership for federal income tax purposes and may pass through income to a Fund that does not constitute qualifying income for purposes of the 90% Income Test. The Funds will monitor its investment in such QPTPs in order to ensure compliance with the 90% Income Test and Diversification Test. However, given



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

that the Funds do not control the investments of any QPTP in which a Fund invests, it is possible that if a QPTP fails to qualify as a QPTP for any taxable year, a Fund may fail the 90% Income Test in such tax year. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

INVESTMENT IN CERTAIN ETFS AND ETNS. The Funds may make investments into one or more exchange-traded products, such as ETNs or ETFs, swaps or other investments that may generate income that does not constitute qualifying income under the 90% Income Test. The Funds intend to monitor its investments and the character of its income to ensure it will satisfy the 90% Income Test, but it is possible that a Fund may fail to qualify as a RIC in a given tax year in which it fails the 90% Income Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

TAX EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Funds invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

SPECIAL TAX CONSIDERATIONS. Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING. In certain cases, the Funds will be required to withhold, at the current applicable 28% withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

NON-U.S. INVESTORS. The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trust). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.

If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares,



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including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of a Fund currently only for taxable years of the Fund commencing prior to January 1, 2012 and provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and the applicability of U.S. gift and estate taxes. Currently, distributions of ordinary dividends to non-U.S. shareholders generally are subject to U.S. withholding tax at a 30% U.S. withholding tax rate (unless a tax treaty applies to reduce such rate).

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund's direct and indirect investments in U.S. real property (which includes investments in REITS and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund's shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be
(1) subject to a 35% U.S. federal withholding tax on the portion of the Fund's distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain "wash sale" rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund's shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Recently enacted legislation will impose a 30% withholding tax on dividends paid by a Fund after December 31, 2014 and on gross redemptions paid by a Fund after December 31, 2015 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

If a non-U.S. shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 35% of the total value, less allowable deductions and credits). Currently only with respect to decedents dying before January 1, 2012, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares are not deemed to be property situated in the U.S. in the proportion that, at the end of the quarter of a Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that are "qualifying assets" (i.e., bank deposits, debt obligations or property not within the U.S.) with respect to the decedent bear to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders. Non-US. shareholders should consult their own tax advisors on these matters.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a



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Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

Because the Funds are new, the Funds did not pay aggregate brokerage commissions on portfolio transactions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker-dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Research services so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).



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Because the Funds are new, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Because the Funds are new, the Funds did not pay aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. Because the Funds are new, as of the date of this SAI, the Funds do not hold any securities of "regular brokers and dealers."

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, the Funds' fiscal quarters end March 31, June 30, September 30 and December 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the 2nd and 4th fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.



Forty-five (45) days after the end of each calendar month, each Fund currently expects to post (i) its ten largest portfolio holdings and the percentage that each of these holdings represents of the Fund's total assets and (ii) its portfolio allocation to equities, fixed income, commodities and U.S. treasuries. These postings can be found on the internet at www.funds.citi.com on the US Fund Details page and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of a Fund.




                                       57

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In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information for reasonable business purposes, such as to assess the risks of a Fund's portfolio along with related performance attribution statistics, to analyze and rank the Funds or to perform due diligence and asset allocation. The timing, frequency and lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, does not adversely affect the Fund or its shareholders and that, to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. See "Investment Adviser, Conflicts" in the prospectuses.

The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser has no arrangements to provide non-public portfolio holdings information to any entity, except as authorized by the Adviser's CCO, as provided herein.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to assess the risks of a Fund's portfolio along with related performance attribution statistics, to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the



                                       58

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shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Funds' property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX: (i) without charge, upon request, by calling 1-855-CITI-FUND and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

Because the Funds are new, as of the date of this SAI, the Fund does not have any beneficial owners to report.

                      APPENDIX A -- DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

     - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

                  ADVISER'S PROXY VOTING POLICY AND PROCEDURES

     The Adviser is responsible for voting proxies or responding to requests for consent with respect to securities held in a client's account for which the Adviser has authority to vote, and the Portfolio Manager will have the obligation to do so. In exercising this duty, the Portfolio Manager will vote in accordance with the following policies and procedures. The proxy voting policy below attempts to generalize a complex subject. The Adviser may, from time to time, determine that it is in the best interest of a client to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Adviser's Chief Compliance Officer (the "Chief Compliance Officer").

     A.   GENERAL POLICY

     The Adviser's general policy is to vote proxy proposals, amendments, consents or resolutions relating to investments in a client's account (collectively, "proxies") in a manner that serves the best interest of the client and manages conflicts of interest appropriately, as determined by the Portfolio Manager in his or her discretion, taking into account relevant factors, including:

          o    the impact on the value of the returns of the client;

          o the alignment of the portfolio company management's interest with the client's interest, including establishing appropriate incentives for management;

          o the ongoing relationship between the client and the portfolio companies in which it invests including the continued or increased availability of portfolio information; and

          o    industry and business practices.

     B.   SPECIFIC POLICY

          1.   ROUTINE MATTERS

     For routine matters, the Portfolio Manager will generally vote in accordance with the recommendation of the portfolio company's management, as applicable, unless, in the Portfolio Manager's opinion, such recommendation is not in the best interest of the client.

     The Portfolio Manager will generally vote FOR the following proposals:

          o To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

          o    To elect or re-elect board members.

          o    To appoint or elect auditors.

          o    To set the time and location of the annual meeting.

          o    To change the fiscal year or term of the company.

          o    To change the name of the company.

     2.   NON-ROUTINE MATTERS

     Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a company (I.E., shareholders, members, partners, etc.). Voting decisions with respect to non-recurring or extraordinary matters generally will be made in support of management, unless, in the Portfolio Manager's opinion, such recommendation is not in the best interest of the client.

     On a CASE-BY-CASE basis, the Portfolio Manager will decide non-recurring or extraordinary matters, taking into account these policies and factors relevant to each proxy, as discussed below. These matters include, but are not limited to the following proposals:

          o    To change the state of incorporation.

          o    To change pre-emptive rights or cumulative voting rights.

          o    Compensation plans.

          o    Investment restrictions for social policy goals.

          o    Precatory proposals.

          o    Classifying boards of directors.

          o    Poison pill proposals.

          o    Recapitalizations.

          o    Super-majority voting.

          o    Extensions of shareholders' rights.

     3.   ALL OTHER MATTERS

     All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policies, as set forth above.

     4.   ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING OR RELATED ACTION

     The Portfolio Manager will abstain from voting or affirmatively decide not to vote (or take other related action such as waiver of voting rights or granting a proxy for holdings to be mirror voted) if the Portfolio Manager determines that such action is in the best interest of the client. In making such a determination, the Portfolio Manager will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In consultation with the Chief Compliance Officer, the Portfolio Manager may also consider any special regulatory implications applicable to the client or the Portfolio Manager resulting from the exercise of a proxy.

     C.   CONFLICTS OF INTEREST

     At times, conflicts may arise between the interest of the client, on the one hand, and the interest of the Adviser or its affiliates on the other hand. For example, a client may hold a defaulting bond whose issuer is negotiating financing with an affiliate of the Adviser. If the Portfolio Manager determines that the Adviser has, or may be perceived to have, a conflict of interest when voting a proxy, the Portfolio Manager will promptly refer the determination to a proxy committee, consisting of the Chief Investment Officer, the President and the Chief Compliance Officer (the "Proxy Committee").

     o If the Proxy Committee determines that no true conflict is present, the Proxy Committee will instruct the Portfolio Manager to vote in accordance with the policies and procedures in A and B above.

     o If the Proxy Committee determines that a conflict is present, it will make a case-by-case determination of the voting action that is in the best interest of the client, and

          o if such vote would be against the Adviser's own interest in the matter (I.E., against the perceived or actual conflict), the Proxy Committee will instruct the Portfolio Manager to vote in accordance with such determination. and

          o If such vote would be in a way that may also benefit, or be perceived to benefit, the Adviser's own interest, then the Proxy Committee must take action in accordance with any applicable provisions in the Adviser's agreement with the client or the governing documents of the client, or, in the absence of such provisions, as recommended by Institutional Shareholders Services Inc. or another independent professional proxy advisory firm as determined by the Proxy Committee.

The Proxy Committee will memorialize its determinations, instructions and other actions and the rationale therefor in writing;

     D.   PROCEDURES FOR PROXIES

     The Portfolio Manager will be responsible for determining whether each proxy is for a routine or non-routine or other, as described in B. above. All such proxies will be voted by the Portfolio Manager in accordance with the policies described in A. and B. above, unless the Portfolio Manager determines that the Adviser has, or may be perceived to have a conflict. If the Portfolio Manager determines that the Adviser has, or may be perceived to have a conflict, such proxies will be voted by the Portfolio Manager in accordance with the policies described in C. above.

     The Portfolio Manager is responsible for the actual execution and submitting of proxies to the relevant portfolio company in a timely manner. The Chief Compliance Officer will update the Client's proxy voting record accordingly. The Chief Compliance Officer is responsible for periodically testing compliance with these policies.

     E.   AVAILABILITY OF PROXY VOTING RECORD AND POLICY

     Records relating to Proxy Voting will be maintained as described in the Adviser's Compliance Manual.